UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2007

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

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March 31, 2007

Semi-Annual Report

Calvert New Vision
Small Cap Fund

Calvert
Investments that make a difference®

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
20

Financial Highlights
25

Explanation of Financial Tables
30

Proxy Voting and Availability of Quarterly Portfolio Holdings
32

Basis for Board's Approval of Investment Advisory Contract
32

Dear Shareholder:

In the six months ended March 31, 2007, the stock market and economy closed out the period in a surprisingly steady state, especially considering the brief worldwide sell-off in equities at the end of February and ongoing concerns about subprime mortgage loans. Over the six-month period, energy prices finished about where they started, the Federal Reserve left interest rates unchanged, and equities worldwide recovered to end up in positive territory.

During this period, the equity markets had two distinct chapters of performance. In the fourth quarter of 2006, the Standard & Poor's 500 Index posted a total return of 6.7% as the U.S. equity market continued its general upward trend with remarkably low volatility. However, for the first quarter of this year, the S&P 500 gained only 0.64% amid markedly increased volatility. On February 27, an 8.8% drop in the value of the Shanghai Stock Exchange Composite Index triggered a worldwide sell-off in equities, with the S&P 500 losing 3.47% for the day. The U.S. equities market stayed somewhat jittery for the rest of the quarter, with concerns about increasing defaults on subprime mortgages weighing on investors.

For the entire six-month period, the domestic U.S. market, as measured by the S&P 500, gained 7.38%. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, a benchmark for international markets, gained 14.98%. The return for international stocks was even more remarkable considering their late-February plunge. The Lehman U.S. Credit Index, a common benchmark for bond fund performance, climbed 2.87% during the period.

A Look at Style Trends

Value stocks outperformed growth stocks for the six-month period, extending a seven-year trend which has been detrimental to several Calvert equity portfolios. However, there are signs (such as a possible peak in the Federal Reserve's benchmark lending rate) that this trend is beginning to reverse. To learn more about these style trends, please visit www.calvert.com, click on Fund Commentary in the right-hand column, and select "Calvert Perspective: Reading the Headwinds" to read a commentary by Steve Falci, Calvert's Chief Investment Officer, Equities.

Another factor that may potentially work in favor of Calvert's equity funds is investor reaction to the market's increased volatility. As investors become increasingly concerned about the tradeoff between risk and return, they may increasingly seek higher-quality stocks that are attractively priced relative to the quality of their fundamental data. In times of volatility, as always, we continue to advise our clients to stay the course with their investment strategy and to discuss their portfolio holdings with a financial advisor when necessary.

Growth of Sustainable, "Green" Investing

The movement to increase environmental and corporate sustainability has recently received considerable attention from the mainstream media, with cover stories on the green movement gracing the covers of publications such as Newsweek and Vanity Fair. The growing popularity of social and environmental responsibility shows that the public may be beginning to realize something that many Calvert investors have known for a long time: environmental and corporate responsibility are vital to society as a whole, and investment selection can have an impact on sustainability.

As Calvert's Double Diligence® investment process shows, companies that are committed to sustainability are often companies with high-quality management, corporate governance, and financial data--which are the types of companies that can make the best long-term investments.

One focus of Calvert's advocacy efforts over the last few years has been our work to convince companies to both disclose more information about how their operations affect climate change and to reduce their contributions to climate change factors. Please visit www.calvert.com/climate.html to learn more about climate change and our efforts to increase corporate awareness of the issue.

Sudan Divestment Initiative

In February, Calvert announced a new partnership with the Sudan Divestment Task Force and the Save Darfur Coalition to encourage investors and institutions to divest holdings of companies that help support the government of Sudan. To find more information about the crisis in Darfur and the divestment initiative, please visit www.calvert.com/sudan.

This effort is consistent with Calvert's long-standing commitment to human rights--in 1982, Calvert was the first mutual fund company to decide not to invest in companies doing business in South Africa's apartheid regime. Calvert's past efforts, in concert with other groups, have demonstrated how divestment and advocacy can exert significant influence on companies--and regimes--to effect positive societal change. We will continue to work toward ending the humanitarian crisis in Darfur and keep supporting efforts to maintain human rights worldwide.

As always, thank you for your continued confidence in our mutual funds. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2007

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2007.

Shareholder Advocacy

For the 2007 proxy season, Calvert was lead or co-filer on 36 shareholder resolutions. To date, 17 of these have been successfully withdrawn because companies have taken action to address our concerns. The others await action at annual shareholder meetings. Issues targeted in the resolutions include climate change reporting, board and employee diversity, sustainability reporting, political contributions disclosure, and executive compensation.

Sudan Divestment

Calvert announced its support for a targeted divestment campaign focused on Sudan and launched a new partnership with the Sudan Divestment Task Force (SDTF) and Save Darfur Coalition (SDC) in early February. Since then, we have provided research and analytical support to the SDTF, drafted an advocacy plan for Calvert on this issue, and organized a small working group of socially responsible investors to encourage shareholder action on this issue. We have also provided a wide range of media support, including radio interviews, a webcast for institutional investors, and articles for BSR Weekly and the U.N. Global Compact.

Climate Change Disclosure

In January, the Ceres/Calvert S&P500 Report was published, based on the responses of U.S. companies to the Carbon Disclosure Project's (CDP) request for information. The Project has historically surveyed executives of the companies on the Financial Times (FT) Global 500 list of the world's largest companies. In 2006, Calvert provided initial funding to extend the CDP survey to companies in the Standard & Poor's 500 Index for the first time. The report launch attracted attention from media outlets such as Business Week and Financial Times. We sent the report to members of Congress who have introduced legislation to reduce greenhouse gas emissions and are now working with other investors to encourage S&P 500 companies to respond to this year's CDP survey.

Community Investments

Many of our Funds participate in Calvert's community investing program, which is known as High Social Impact Investing (HSII) and is administered through the Calvert Social Investment Foundation. The HSII program may allocate up to 1% to 3% of Fund assets at below-market interest rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments with groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. Diaconía Microcrédito Rotativo, a rural microfinance institution that makes tiny business loans to more than 11,000 entrepreneurs in the impoverished Guayaquil area of Ecuador, was another organization receiving an investment from the Foundation.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that provide socially or environmentally helpful products or services with a profit objective. Much recent attention has been focused on corn-based ethanol as a renewable energy source. But one new special equities investment, Earthanol, seeks to create fuel from agricultural, industrial, and municipal waste.2 The firm's technology for waste-to-ethanol production in the San Joaquin Valley has already been proven effective in other parts of the world.

Globally, more than 5 million children under the age of 5 years die of dehydration caused by diarrhea each year. But new medications developed by another special equities investment, Napo Pharmaceuticals, could soon be introduced into both the Third World and U.S. markets.3 The company is currently commercializing its Crofelemer gastro-intestinal compound, which operates differently from over-the-counter anti-motility treatments, to treat irritable bowel syndrome (IBS), chronic diarrhea caused by HIV, acute infectious diarrhea, and pediatric diarrhea. The FDA has granted fast-track status for the IBS and AIDS-related formulations.

As always, we appreciate your investment in Calvert and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.38%; CSIF Equity, 0.58%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.61%; Calvert New Vision Small Cap Fund, 0.78%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2. On March 31, 2007, Earthanol represented 0.01% of the Calvert Social Investment Fund Equity Portfolio.

3. On March 31, 2007, Napo Pharmaceuticals represented 0.03% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

Steve Falci,
Chief Investment
Officer, Equities
of Calvert Asset Management Company

Performance Summary

Calvert New Vision Small Cap Fund Class A shares (at NAV*) returned 4.40% for the six-month period ending March 31, 2007, underperforming the Russell 2000® Index's 11.02% total return. Poor stock selection accounted for the Fund's underperformance during the period.

On March 8, 2007, the Trustees of the Fund approved the appointment of Bridgeway Capital Management as the new sub-advisor to the Fund. Bridgeway Capital Management of Houston, Texas is a recognized industry leader in quantitative, small-cap portfolio management. The firm, which also acts as sub-advisor to Calvert Large Cap Growth Fund, uses a highly disciplined process based on proprietary stock selection models, striving to produce portfolios with high expected returns and limited downside risk.

Investment Climate

Stocks advanced strongly in the first half of the reporting period but failed to maintain that momentum into the New Year. The six-month period saw solid returns to equities with small-cap stocks posting among the best performances. Large-cap stocks, as measured by the Russell 1000® Index, gained 8.25% but were still outpaced by the small-cap-oriented Russell 2000 Index. Overall, small-cap stocks have had a nice run, outperforming large-cap stocks for seven of the past eight calendar years.

Growth stocks in the small-cap market enjoyed a bit of a comeback during the period, in contrast with the large-cap market where value stocks continued to outperform. For six of the last seven years, small value stocks have outperformed small growth stocks--several times by substantial margins. But during the past six months, small growth eked out a slightly higher gain, as the Russell 2000® Growth Index returned 11.46% for the period versus a return of 10.62% for the Russell 2000® Value Index.

For both large- and small-cap stocks, the Materials sector posted the strongest returns: up more than 20% in the Russell 1000 Index and more than 30% in the Russell 2000 Index. While no sector in either index lost value during the period, the Health Care and Financials sectors were among the weakest performers for both large- and small-cap stocks.

Portfolio Strategy

As noted above, Bridgeway Capital Management took over the daily management of the Fund in early March. Their process features five proprietary models and two distinct quantitative investment strategies--a larger, low-turnover core component based on the Russell 2000 Index and a more aggressive, active strategy.

During the period, the Fund's underperformance was primarily the result of poor stock selection, as the Fund's holdings in several sectors underperformed the benchmark's sector return.

For example, Information Technology stocks posted solid returns in the Russell 2000 Index, but had flat performance in the Fund. Ikanos Communications, Silicon Image, and Benchmark Electronics all detracted from performance in that sector. Ikanos' price fell early in the period after the company warned that it would not meet sales and profit projections. Silicon Image lost value late in the first quarter of 2007 after reporting that unfavorable tax treatment of research and development costs would lead to very high effective-tax rates over the next three years. Benchmark Electronics lost value steadily throughout the period.

The Fund's holdings in the Consumer Discretionary sector had a similar adverse impact on performance, as Children's Place Retail Stores and Select Comfort dragged down returns. Children's Place was forced to restate earnings after discovering errors in options grants. Select Comfort stock suffered as sales and profits failed to meet expectations, due in part to the slowing residential real estate market.

However, the Fund was not without its success stories during the period. Most notably, the 51% return for the Fund's Energy sector holdings healthily eclipsed the 12% return to the sector in the Russell 2000 Index. Hydril, a supplier of equipment to oil and gas drillers, particularly benefited from rising energy prices late in the period.

Outlook

Going forward, Bridgeway's approach is to be fully invested in the stock market regardless of what the future holds. Their investment process focuses on stock fundamentals instead of general economic data (e.g., employment, fiscal policy, consumer sentiment) and does not attempt to time the market--so the process looks the same whether it's a bull or bear market. They plan to stay the course with their disciplined quantitative investment process, with an active eye favoring small-cap stocks. And both Bridgeway and Calvert continue to believe that the best investment strategy includes diversification, a long-term plan, and the discipline to carry it out.

April 2007

As of March 31, 2007, the following companies represented the following percentages of Fund net assets: Ikanos Communications 0%, Silicon Image 0%, Benchmark Electronics 1.2%, Children's Place Retail Stores 1.7%, Select Comfort 0%, and Hydril 0%. All portfolio holdings are subject to change.

Portfolio Statistics
March 31, 2007
Investment Performance
(total return at NAV*)

	6 Months	12 Months
	ended	ended
	3/31/07	3/31/07
Class A	4.40%	(7.25%)
Class B	3.88%	(8.15%)
Class C	3.98%	(8.01%)
Class I	4.84%	(6.50%)
Russell 2000 Index**	11.02%	5.91%
Lipper Small-Cap Core Funds Avg.**	11.17%	5.45%

Ten Largest Stock Holdings
	% of Net Assets
FEI Co.	2.8%
Syntax-Brillian Corp.	2.4%
Watson Wyatt Worldwide, Inc.	2.4%
TeleTech Holdings, Inc.	2.1%
CPI Corp.	2.1%
TradeStation Group, Inc.	2.0%
NutriSystem, Inc.	2.0%
PC Connection, Inc.	2.0%
Ralcorp Holdings, Inc.	1.9%
AMCOL International Corp.	1.9%
Total	21.6%

Economic Sectors
	% of Total Investments
Consumer Discretionary	17.0%
Consumer Staples	3.8%
Energy	5.4%
Exchange Traded Funds	0.2%
Financials	14.0%
Health Care	11.3%
Industrials	26.3%
Information Technology	16.3%
Materials	3.1%
U.S. Government Agency Obligations	1.0%
Utilities	1.1%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Performance Comparison
Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results. New subadvisor assumed management of the Fund effective March 2007, and previously in June 2005.

*Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2007

Average Annual Total Returns
(with max. load)

Class A Shares
One year	(11.64%)
Five year	(0.54%)
Ten year	5.48%

Class B Shares
One year	(12.75%)
Five year	(0.91%)
Since inception	2.15%
(3/31/98)

Class C Shares
One year	(8.93%)
Five year	(0.39%)
Ten year	5.17%

Portfolio Statistics
March 31, 2007

Average Annual Total Returns

Class I Shares*
One year	(6.50%)
Five year	1.47%
Since inception	8.20%
(2/26/99)

Outlook

Going forward, Bridgeway's approach is to be fully invested in the stock market regardless of what the future holds. Their investment process focuses on stock fundamentals instead of general economic data (e.g., employment, fiscal policy, consumer sentiment) and does not attempt to time the market--so the process looks the same whether it's a bull or bear market. They plan to stay the course with their disciplined quantitative investment process, with an active eye favoring small-cap stocks. And both Bridgeway and Calvert continue to believe that the best investment strategy includes diversification, a long-term plan, and the discipline to carry it out.

April 2007

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/06	3/31/07	10/1/06 - 3/31/07
Class A
Actual	$1,000.00	$1,044.00	$8.78
Hypothetical	$1,000.00	$1,016.34	$8.66
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,038.80	$13.70
Hypothetical	$1,000.00	$1,011.50	$13.51
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,039.80	$13.01
Hypothetical	$1,000.00	$1,012.18	$12.83
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,048.40	$4.70
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.72%, 2.69%, 2.56%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2007

Equity Securities - 96.6%	Shares	Value
Airlines - 0.8%
Continental Airlines, Inc., Class B*	30,815	$1,121,358
Pinnacle Airlines Corp.*	400	6,916
		1,128,274

Auto Components - 0.3%
Modine Manufacturing Co.	21,477	491,823

Capital Markets - 3.8%
optionsXpress Holdings, Inc.	110,850	2,609,409
TradeStation Group, Inc.*	233,952	2,945,456
		5,554,865

Chemicals - 1.1%
H.B. Fuller Co.	60,100	1,638,927

Commercial Banks - 0.9%
Old National Bancorp	73,000	1,327,140

Commercial Services & Supplies - 8.6%
American Reprographics Co.*	56,935	1,753,029
Herman Miller, Inc.	42,735	1,431,195
Huron Consulting Group, Inc.*	22,600	1,374,984
PRG-Schultz International, Inc.*	107,304	1,533,374
TeleTech Holdings, Inc.*	82,400	3,023,256
Watson Wyatt Worldwide, Inc.	70,755	3,442,231
		12,558,069

Communications Equipment - 0.4%
C-COR, Inc.*	44,305	614,067

Construction & Engineering - 1.0%
Perini Corp.*	41,200	1,518,632

Consumer Finance - 1.8%
World Acceptance Corp.*	63,360	2,531,232

Diversified Consumer Services - 5.7%
Bright Horizons Family Solutions, Inc.*	67,615	2,552,466
CPI Corp.	57,500	3,019,325
Steiner Leisure Ltd.*	60,095	2,703,073
		8,274,864

Diversified Financial Services - 1.6%
Portfolio Recovery Associates, Inc.*	52,045	2,323,809

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 3.1%
Belden CDT, Inc.	28,100	$1,505,879
General Cable Corp.*	29,300	1,565,499
Genlyte Group, Inc.*	20,260	1,429,343
		4,500,721

Electronic Equipment & Instruments - 5.0%
Benchmark Electronics, Inc.*	81,835	1,690,711
Itron, Inc.*	41,270	2,684,201
PC Connection, Inc.*	200,300	2,864,290
		7,239,202

Energy Equipment & Services - 5.3%
CARBO Ceramics, Inc.	33,800	1,573,390
Global Industries Ltd.*	58,300	1,066,307
Superior Energy Services, Inc.*	53,420	1,841,387
Superior Well Services, Inc.*	66,700	1,524,095
TODCO*	43,300	1,746,289
		7,751,468

Food & Staples Retailing - 0.5%
United Natural Foods, Inc.*	25,150	770,596

Food Products - 2.0%
Ralcorp Holdings, Inc.*	44,055	2,832,737

Gas Utilities - 1.0%
New Jersey Resources Corp.	30,100	1,506,505

Health Care Equipment & Supplies - 1.7%
Cutera, Inc.*	25,985	940,397
Zoll Medical Corp.*	55,600	1,481,740
		2,422,137

Health Care Providers & Services - 6.6%
Amedisys, Inc.*	81,819	2,653,390
AMERIGROUP Corp.*	86,385	2,626,104
LCA-Vision, Inc.	42,105	1,734,305
Radiation Therapy Services, Inc.*	86,075	2,637,338
		9,651,137

Health Care Technology - 1.9%
Allscripts Healthcare Solutions, Inc.*	102,203	2,740,063

Hotels, Restaurants & Leisure - 1.0%
CEC Entertainment, Inc.*	35,600	1,478,824

Household Durables - 2.4%
Syntax-Brillian Corp.*	413,340	3,472,056

Insurance - 3.2%
HCC Insurance Holdings, Inc.	50,175	1,545,390
Philadelphia Consolidated Holding Corp.*	35,366	1,555,750
RLI Corp.	27,100	1,488,603
		4,589,743

Equity Securities - Cont'd	Shares	Value
Internet & Catalog Retail - 3.0%
NutriSystem, Inc.*	55,715	$2,920,023
Priceline.com, Inc.*	28,100	1,496,606
		4,416,629

Internet Software & Services - 4.0%
DealerTrack Holdings, Inc.*	83,765	2,573,261
Digital River, Inc.*	28,365	1,567,166
Interwoven, Inc.*	98,600	1,666,340
		5,806,767

Machinery - 5.8%
Actuant Corp.	30,000	1,524,300
Robbins & Myers, Inc.	74,900	2,793,021
Toro Co.	49,755	2,549,446
Valmont Industries, Inc.	27,300	1,578,759
		8,445,526

Media - 0.7%
Mediacom Communications Corp.*	129,300	1,052,502

Metals & Mining - 1.9%
AMCOL International, Corp.	94,350	2,797,478

Personal Products - 1.3%
NBTY, Inc.*	35,715	1,894,324

Pharmaceuticals - 1.0%
Axcan Pharma, Inc.*	87,900	1,451,229

Road & Rail - 1.8%
Old Dominion Freight Lines, Inc.*	88,777	2,557,665

Semiconductors & Semiconductor Equipment - 3.9%
FEI Co.*	112,700	4,063,962
MKS Instruments, Inc.*	63,100	1,610,312
		5,674,274

Software - 3.3%
MICROS Systems, Inc.*	31,315	1,690,697
Quality Systems, Inc.	47,655	1,906,200
TIBCO Software, Inc.*	145,600	1,240,512
		4,837,409

Specialty Retail - 1.7%
Childrens Place Retail Stores, Inc.*	45,265	2,523,976

Textiles, Apparel & Luxury Goods - 1.9%
CROCS, Inc.*	58,410	2,759,873

Thrifts & Mortgage Finance - 1.8%
Anchor Bancorp Wisconsin, Inc.	50,300	1,426,005
Trustco Bank Corp. NY	114,993	1,101,633
		2,527,638

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 4.8%
Applied Industrial Technologies, Inc.	107,400	$2,635,596
Watsco, Inc.	52,410	2,676,579
WESCO International, Inc.*	27,480	1,725,194
		7,037,369

Total Equity Securities (Cost $131,085,306)		140,699,550

Exchange Traded Funds - 0.2%
iShares Russell 2000 Index Fund	4,410	350,639

Total Exchange Traded Funds (Cost $348,390)		350,639

	Principal
Certificates of Deposit - 0.1%	Amount
ShoreBank, 4.80%, 2/11/08 (b)(k)	$100,000	99,610

Total Certificates of Deposit (Cost $100,000)		99,610

High Social Impact Investments - 0.8%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/07 (b)(i)(r)	1,151,905	1,133,751

Total High Social Impact Investments (Cost $1,151,905)		1,133,751

U.S. Government Agencies and Instrumentalities - 1.0%
Federal Home Loan Bank Discount Notes, 4/2/07	1,400,000	1,399,806

Total U.S. Government Agencies and Instrumentalities (Cost $1,399,806)		1,399,806

TOTAL INVESTMENTS (Cost $134,085,407) - 98.7%		143,683,356
Other assets and liabilities, net - 1.3%		1,892,373
Net Assets - 100%		$145,575,729

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 6,563,792 shares outstanding		$103,658,525
Class B: 849,168 shares outstanding		11,969,468
Class C: 982,987 shares outstanding		14,577,112
Class I: 503,982 shares outstanding		8,669,267
Undistributed net investment income (loss)		(1,025,109)
Accumulated net realized gain (loss) on investments		(1,871,483)
Net unrealized appreciation (depreciation) on investments		9,597,949

Net Assets		$145,575,729

Net Asset Value Per Share:
Class A (based on net assets of $109,113,576)		$16.62
Class B (based on net assets of $12,719,735)		$14.98
Class C (based on net assets of $14,893,450)		$15.15
Class I (based on net assets of $8,848,968)		$17.56

	Acquisition
Restricted Securities	Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/07	7/1/04-7/3/06	$1,151,905

*      Non-income producing security.

(b)     This security was valued by the Board of Trustees. See note A.

(i)      Restricted securities represent 0.8% of net assets of the Fund.

(k)     These certificates of deposit are fully insured by agencies of the federal government.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2007
Net Investment Income
Investment Income:
Dividend income	$411,941
Interest income	62,915
Total investment income	474,856

Expenses:
Investment advisory fee	630,937
Transfer agency fees and expenses	280,454
Distribution Plan expenses:
Class A	146,337
Class B	69,404
Class C	80,939
Trustees' fees and expenses	5,081
Administrative fees	194,479
Accounting fees	12,669
Custodian fees	17,266
Registration fees	20,230
Reports to shareholders	57,950
Professional fees	9,790
Miscellaneous	6,475
Total expenses	1,532,011
Reimbursement from Advisor:
Class I	(10,527)
Fees waived	(4,304)
Fees paid indirectly	(17,215)
Net expenses	1,499,965

Net Investment Income (Loss)	(1,025,109)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss)	2,854,603
Change in unrealized appreciation or (depreciation)	6,012,215

Net Realized and Unrealized Gain (Loss) On Investments	8,866,818

Increase (Decrease) in Net Assets
Resulting From Operations	$7,841,709

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($1,025,109)	($2,407,151)
Net realized gain (loss)	2,854,603	(4,347,810)
Change in unrealized appreciation or (depreciation)	6,012,215	2,636,975

Increase (Decrease) in Net Assets
Resulting From Operations	7,841,709	(4,117,986)

Distributions to shareholders from:
Net realized gain:
Class A Shares	--	(16,826,533)
Class B Shares	--	(2,174,796)
Class C Shares	--	(2,462,530)
Class I Shares	--	(660,729)
Total distributions	--	(22,124,588)

Capital share transactions:
Shares sold:
Class A Shares	5,545,802	18,579,267
Class B Shares	323,114	1,216,382
Class C Shares	504,330	2,160,213
Class I Shares	3,154,759	22,850,954
Reinvestment of distributions:
Class A Shares	--	15,792,972
Class B Shares	--	1,916,749
Class C Shares	--	2,033,894
Class I Shares	--	604,414
Redemption fees:
Class A Shares	743	5,301
Class B Shares	--	121
Class C Shares	41	32
Class I Shares	1	--
Shares redeemed:
Class A Shares	(23,695,715)	(65,386,252)
Class B Shares	(2,589,930)	(6,340,339)
Class C Shares	(3,558,990)	(7,027,183)
Class I Shares	(22,046,169)	(1,027,356)
Total capital share transactions	(42,362,014)	(14,620,831)

Total Increase (Decrease) in Net Assets	(34,520,305)	(40,863,405)

Net Assets
Beginning of period	180,096,034	220,959,439
End of period (including net investment loss of $1,025,109 and $0, respectively)	$145,575,729	$180,096,034

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	334,839	1,082,206
Class B Shares	21,574	77,157
Class C Shares	33,265	135,936
Class I Shares	180,728	1,340,021
Reinvestment of distributions:
Class A Shares	--	928,452
Class B Shares	--	123,502
Class C Shares	--	129,795
Class I Shares	--	33,994
Shares redeemed:
Class A Shares	(1,428,585)	(3,808,782)
Class B Shares	(172,861)	(406,429)
Class C Shares	(235,255)	(443,035)
Class I Shares	(1,256,306)	(57,046)
Total capital share activity	(2,522,601)	(864,229)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2007, securities valued at $1,233,361, or 0.8% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $94,830 was payable at period end. In addition, $53,948 was payable at period end for operating expenses paid by the Advisor during March 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $25,743 was payable at period end. For the six months ended March 31, 2007, CASC waived $4,304 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund, is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the term of the agreement, $46,678 was payable at period end.

The Distributor received $11,741 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $64,751 for the six months ended March 31, 2007. Under the terms of the agreement, $10,701 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $111,216,405 and $156,577,473, respectively.

The cost of investments owned at March 31, 2007 for federal income tax purposes was $134,301,814. Net unrealized appreciation aggregated $9,381,542, of which $12,353,338 related to appreciated securities and $2,971,796 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $571,370 (from Calvert Social Investment Fund Technology Portfolio) and $2,061,130 at September 30, 2006 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010 and September 2014, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2007. For the six months ended March 31, 2007, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$34,437	5.89%	$2,574,645	March 2007

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007 (w)	2006	2005
Net asset value, beginning	$15.92	$18.25	$18.70
Income from investment operations
Net investment income (loss)	(.10)	(.21)	(.06)
Net realized and unrealized gain (loss)	.80	(.22)	.22
Total from investment operations	.70	(.43)	.16
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	.70	(2.33)	(.45)
Net asset value, ending	$16.62	$15.92	$18.25

Total return*	4.40%	(3.04%)	0.64%
Ratios to average net assets:A
Net investment income (loss)	(1.16%) (a)	(1.10%)	(0.28%)
Total expenses	1.75% (a)	1.74%	1.71%
Expenses before offsets	1.74% (a)	1.74%	1.71%
Net expenses	1.72% (a)	1.73%	1.70%
Portfolio turnover	67%	160%	169%
Net assets, ending (in thousands)	$109,114	$121,941	$172,540

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$16.43	$13.61	$15.39
Income from investment operations
Net investment income (loss)	(.10)	(.15)	.19
Net realized and unrealized gain (loss)	2.37	3.11	(1.60)
Total from investment operations	2.27	2.96	(1.41)
Distributions from
Net investment income	--	(.13)	--
Net realized gain	--	(.01)	(.37)
Total distributions	--	(.14)	(.37)
Total increase (decrease) in net asset value	2.27	2.82	(1.78)
Net asset value, ending	$18.70	$16.43	$13.61

Total return*	13.82%	21.89%	(9.65%)
Ratios to average net assets:A
Net investment income (loss)	(0.53%)	(1.03%)	1.11%
Total expenses	1.69%	1.77%	1.70%
Expenses before offsets	1.69%	1.76%	1.70%
Net expenses	1.68%	1.75%	1.70%
Portfolio turnover	54%	54%	41%
Net assets, ending (in thousands)	$214,143	$157,611	$109,207

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2007 (w)	2006	2005
Net asset value, beginning	$14.42	$16.84	$17.45
Income from investment operations
Net investment income (loss)	(.16)	(.36)	(.24)
Net realized and unrealized gain (loss)	.72	(.16)	.24
Total from investment operations	.56	(.52)	(.00)
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	.56	(2.42)	(.61)
Net asset value, ending	$14.98	$14.42	$16.84

Total return*	3.88%	(3.91%)	(0.25%)
Ratios to average net assets:A
Net investment income (loss)	(2.13%) (a)	(2.02%)	(1.18%)
Total expenses	2.72% (a)	2.66%	2.61%
Expenses before offsets	2.71% (a)	2.66%	2.60%
Net expenses	2.69% (a)	2.65%	2.60%
Portfolio turnover	67%	160%	169%
Net assets, ending (in thousands)	$12,720	$14,425	$20,309

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$15.47	$12.94	$14.80
Income from investment operations
Net investment income (loss)	(.24)	(.22)	.03
Net realized and unrealized gain (loss)	2.22	2.88	(1.52)
Total from investment operations	1.98	2.66	(1.49)
Distributions from
Net investment income	--	(.12)	--
Net realized gain	--	(.01)	(.37)
Total distributions	--	(.13)	(.37)
Total increase (decrease) in net asset value	1.98	2.53	(1.86)
Net asset value, ending	$17.45	$15.47	$12.94

Total return*	12.80%	20.71%	(10.59%)
Ratios to average net assets:A
Net investment income (loss)	(1.42%)	(2.02%)	.18%
Total expenses	2.58%	2.76%	2.76%
Expenses before offsets	2.58%	2.75%	2.76%
Net expenses	2.57%	2.74%	2.76%
Portfolio turnover	54%	54%	41%
Net assets, ending (in thousands)	$26,089	$19,522	$11,878

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007 (w)	2006	2005
Net asset value, beginning	$14.57	$16.98	$17.57
Income from investment operations
Net investment income (loss)	(.15)	(.33)	(.21)
Net realized and unrealized gain (loss)	.73	(.18)	.23
Total from investment operations	.58	(.51)	.02
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	.58	(2.41)	(.59)
Net asset value, ending	$15.15	$14.57	$16.98

Total return*	3.98%	(3.81%)	(0.13%)
Ratios to average net assets:A
Net investment income (loss)	(1.99%) (a)	(1.89%)	(1.06%)
Total expenses	2.58% (a)	2.53%	2.50%
Expenses before offsets	2.58% (a)	2.53%	2.49%
Net expenses	2.56% (a)	2.52%	2.48%
Portfolio turnover	67%	160%	169%
Net assets, ending (in thousands)	$14,893	$17,270	$23,131

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$15.57	$13.00	$14.85
Income from investment operations
Net investment income (loss)	(.21)	(.23)	.04
Net realized and unrealized gain (loss)	2.21	2.93	(1.52)
Total from investment operations	2.00	2.70	(1.48)
Distributions from
Net investment income	--	(.12)	--
Net realized gain	--	(.01)	(.37)
Total distributions	--	(.13)	(.37)
Total increase (decrease) in net asset value	2.00	2.57	(1.85)
Net asset value, ending	$17.57	$15.57	$13.00

Total return*	12.85%	20.93%	(10.49%)
Ratios to average net assets:A
Net investment income (loss)	(1.33%)	(1.89%)	0.27%
Total expenses	2.49%	2.64%	2.60%
Expenses before offsets	2.49%	2.62%	2.60%
Net expenses	2.48%	2.61%	2.59%
Portfolio turnover	54%	54%	41%
Net assets, ending (in thousands)	$27,501	$19,092	$13,260

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007 (w)	2006	2005
Net asset value, beginning	$16.75	$18.96	$19.26
Income from investment operations
Net investment income (loss)	(.03)	(.03)	.06
Net realized and unrealized gain (loss)	.84	(.28)	.25
Total from investment operations	.81	(.31)	.31
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	.81	(2.21)	(.30)
Net asset value, ending	$17.56	$16.75	$18.96

Total return*	4.84%	(2.24%)	1.42%
Ratios to average net assets:A
Net investment income (loss)	(.37%) (a)	(.31%)	.43%
Total expenses	1.04% (a)	1.10%	1.16%
Expenses before offsets	.94% (a)	.93%	.93%
Net expenses	.92% (a)	.92%	.92%
Portfolio turnover	67%	160%	169%
Net assets, ending (in thousands)	$8,849	$26,460	$4,979

		Periods Ended
	September 30,	September 30,	March 12,	January 18,
Class I Shares	2004	2003(z)	2003 (y)	2002 (x)
Net asset value, beginning	$16.46	$16.20	$13.25	$15.76
Income from investment operations
Net investment income (loss)	.02	--	--	(.02)
Net realized and unrealized gain (loss)	2.78	.26	(1.29)	2.16
Total from investment operations	2.80	.26	(1.29)	2.14
Distributions from
Net realized gain	--	--	--	(.37)
Total distributions	--	--	--	(.37)
Total increase (decrease) in net asset value	2.80	.26	(1.29)	1.77
Net asset value, ending	$19.26	$16.46	$11.96	$17.53

Total return*	17.01%	1.60%	(9.74%)	13.58%
Ratios to average net assets:A
Net investment income (loss)	.22%	(.11%) (a)	(.31%) (a)	(.35%) (a)
Total expenses	1.14%	1.01% (a)	1.12% (a)	1,179.31% (a)
Expenses before offsets	.93%	.93% (a)	.93% (a)	.70% (a)
Net expenses	.92%	.92% (a)	.92% (a)	.70% (a)
Portfolio turnover	54%	5%	9%	11%
Net assets, ending (in thousands)	$2,878	$1,130	$0	$0

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)      Annualized.

(w)      Per share figures are calculated using the Average Shares Method.

(x)      The last remaining shareholder in Class I redeemed on January 18, 2002.

(y)      Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z)      Class I shares resumed upon shareholder investment on July 31, 2003.

*       Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT

Annual Renewal Of Investment Advisory And Subadvisory Agreements

At a meeting held on December 6, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor and the Investment Subadvisory Agreement between the Advisor and Renaissance Investment Management (the "Subadvisor" or "Renaissance") with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three-, four- and five-year annualized periods ended June 30, 2006, the Fund's performance was below the median of its peer group. The Fund underperformed its Lipper index for the same one-, two-, three-, four- and five-year annualized periods. The Board considered the Advisor's discussion of its plans to address the Fund's performance. Based upon its review, the Board concluded that appropriate action was being taken by the Advisor to address the Fund's performance and it retained confidence in the Advisor's overall capabilities to manage the Fund.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and reimbursements) was below the median of its peer group and that total expenses (net of waivers and reimbursements) were above the median of its peer group. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and expenses. Although the Fund's advisory fee currently did not have a breakpoint that reduced the advisory fee rate on assets above specified levels, the Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, two-, three-, four- and five-year annualized periods ended June 30, 2006 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor as well as the Advisor's plans to address the Fund's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action was being taken by the Advisor to address the Fund's performance; and (f) the Fund's advisory and subadvisory fees were reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Fund and its shareholders.

Initial Approval Of New Investment Subadvisory Agreement

At a meeting held on March 7, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, initially approved the Investment Subadvisory Agreement between the Advisor and Bridgeway Capital Management, Inc. ("Subadvisor" or "Bridgeway") with respect to the Fund.

In evaluating the new Investment Subadvisory Agreement, the Board reviewed information provided by the Advisor and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Advisor and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the new Investment Subadvisory Agreement.

The Board approved the new Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's performance of substantially similar duties for other funds; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. In addition, the Board considered certain information received in connection with, and its deliberations with respect to, its December 2006 renewal of the Investment Subadvisory Agreement between the Advisor and Renaissance and the Investment Advisory Agreement between the Trust and the Advisor. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Subadvisor under the new Investment Subadvisory Agreement.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board noted the Subadvisor's long-term performance record with respect to the investment strategies that it would utilize in managing the Fund. Among other performance information presented to the Board, the Board noted that the ultra small cap product managed by Bridgeway had outperformed the Russell MicroCap Index in five out of the last six calendar years, had outperformed the funds in its Lipper category for the five-year period ended December 31, 2006 and had underperformed the funds in its Lipper category for the one- and three-year periods ended December 31, 2006. The Board also noted that the small cap value and small cap growth products managed by Bridgeway had outperformed the funds in their respective Lipper categories for the two- and three-year periods ended December 31, 2006 and had underperformed the funds in their respective Lipper categories for the one-year period ended December 31, 2006. The Board also took into account the performance of the Calvert Large Cap Growth Fund, another fund in the Calvert Group of Funds complex that was managed by Bridgeway, noting that the Calvert Large Cap Growth Fund had outperformed the S&P 500 Index in four out of the last five calendar years, had outperformed the funds in its Lipper category for the three- and five-year periods ended December 31, 2006 and had underperformed the funds in its Lipper category for the one-year period ended December 31, 2006.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board relied on the ability of the Advisor to negotiate the new Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. The Board also took into account that the subadvisory fee under the Investment Subadvisory Agreement with Bridgeway would be identical to the subadvisory fee under the Investment Subadvisory Agreement with Renaissance. The Board also noted that the subadvisory fee under the new Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that it received under the Investment Advisory Agreement. Based upon its review, the Board concluded that the subadvisory fee was reasonable. For each of the above reasons, the costs of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration.

In approving the new Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

The Board reached the following conclusions regarding the new Investment Subadvisory Agreement, among others: (a) the Subadvisor was qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Subadvisor maintained an appropriate compliance program; (c) the Subadvisor's investment strategies were appropriate for pursuing the investment objectives of the Fund; and (d) the subadvisory fee to be paid by the Advisor to the Subadvisor was reasonable relative to those of similar funds and to the services to be provided by the Subadvisor. Based on its conclusions, the Board determined that approval of the new Investment Subadvisory Agreement was in the interests of the Fund and its shareholders.

Calvert New Vision
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Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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Balanced and Asset Allocation Funds
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Calvert Aggressive Allocation Fund

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

Calvert
Investments that make a difference®

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March 31, 2007
Semi-Annual Report

Calvert Income Fund

Calvert
Investments that make a difference®

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Statement of Net Assets
10

Statement of Operations
22

Statements of Changes in Net Assets
23

Notes to Financial Statements
25

Financial Highlights
30

Explanation of Financial Tables
35

Proxy Voting and Availability of Quarterly Portfolio Holdings
37

Basis for Board's Approval of Investment Advisory Contract
37

Dear Shareholder:

In the six months ended March 31, 2007, fixed-income investors received mixed signals about the economy. In an environment that sometimes seemed to feature an ideal combination of moderate economic growth and tame inflation, the U.S. Treasury yield curve stayed dramatically inverted in very short maturities. At the same time, the yield curve sloped upward from 5-year to 30-year maturities, producing an unusual situation where securities with maturities of less than one year offered higher yields than comparable securities of any other maturity.

The Lehman Brothers U.S. Credit Index, a commonly used benchmark for the U.S. bond market, gained 2.87% in the six-month period.

An Unusual Yield Curve

In the past, a flat or inverted yield curve (when interest rates for short-term securities are higher than for longer-term bonds) has typically preceded a recession, but we continue to see signs of U.S. economic growth continuing along its current trend with no expectation for recession. The Federal Reserve appears prepared to keep its benchmark short-term lending rate at 5.25% for an extended period of time. One factor that differentiates this economic cycle is the continued high demand for U.S. Treasury bonds from foreign investors, which has been holding down yields on longer-maturity issues denominated in U.S. dollars (a higher price translates to lower yield).

Another unusual aspect of the bond market has been the low compensation, measured in terms of additional yield compared with U.S. Treasury notes of comparable maturity, that the market has offered for owning corporate bonds. Yield spreads on corporate bonds, which entail some risk of default, have been at near-record low levels throughout most of the last six months. We anticipate that credit spreads will eventually widen and return to closer to their long-term averages.

Fixed-Income Expertise

In recognition of Calvert's expertise in managing fixed-income assets, Calvert Social Investment Fund Bond Portfolio Class I shares received a 2007 Lipper Fund Award for its three-year risk-adjusted returns relative to other corporate debt A-rated funds.1 The fund is managed by Calvert's taxable bond team, led by Greg Habeeb, who is responsible for overall portfolio strategy in all of Calvert's taxable fixed-income funds. This is the third time in the last four years that the fund has won the three-year Lipper award for its category.2

With more than 30 years of experience in managing fixed-income portfolios and over

$6 billion in fixed-income assets under management, Calvert has the depth of expertise needed to maximize returns in the current bond market.

Bond Funds a Portfolio Perennial

Because the correlation of their returns with the returns of equity funds have historically been low, bond funds are an important part of an investor's portfolio. The income from a fixed-income fund can also bolster the performance of your portfolio as a whole. To find out more about the advantages of bond funds, please talk to your financial advisor.

As always, thank you for your continued confidence in our investment products. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

April 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers.

Funds registered for sale in a given country are selected and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, ten-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years. Source: Lipper Inc. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

2. The fund also won the Lipper Fund Award for three-year performance in 2004 and 2006.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Income Fund Class A shares at NAV* returned 3.14% for the six months ended March 31, 2007, outperforming a return of 2.87% for the benchmark Lehman U.S. Credit Index.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target Fed funds rate unchanged at 5.25%. Interest rates on money-market instruments, including the three-month Treasury bill, slightly increased.1 Long-term interest rates were nearly unchanged, with the benchmark 10-year Treasury yield up 0.06% to 4.65%.

The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.3% annualized pace during the reporting period, which was markedly below the long-term U.S. average rate.2 One positive was steady job creation, which kept the unemployment rate at a low 4.4% as of March. But while the pace of inflation finally slowed during the last part of 2006, the core inflation rate of 2.3% remained a bit above the Fed's comfort zone.3

Also, a continued slowdown in the housing sector continued to drag on economic growth. Global financial markets were shaken in late February, as rising risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. One cause was the turmoil in the U.S. subprime mortgage industry--companies that make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages. As a result, an estimated 55 subprime lenders have gone out of business since late 2006.4

Portfolio Strategy

The Fund posted strong returns during the reporting period, largely due to our overweight to short-term government agency and corporate bonds. The difference in yields on two-year and 30-year Treasury bonds widened between September and March, with the yield on 30-year Treasury bonds up 0.08% and two-year Treasury yields falling approximately 0.1%. However, shorter-term securities (those maturing in one year or less) still offered higher yields than other maturities, creating an unusual inverted yield curve.

Overall, we maintained a short duration relative to the Fund's benchmark because we anticipate that inflation concerns and steady economic growth will push yields higher. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

We also trimmed corporate bond holdings as they became increasingly expensive. Our allocation to corporate securities was slightly below 50% at the end of March versus 100% for the benchmark. In turn, we increased our holdings of floating rate notes and taxable municipals. The Fund also maintained a high average credit quality during the period, with a 34% allocation to AAA-rated bonds. This includes the taxable municipal bonds, which have recently provided higher yields than similarly rated corporate bonds. This conservative position in corporate bonds will allow us to take advantage of opportunities to buy more corporate bonds at relatively cheap prices if the premium for investing in riskier securities increases.

Our sector allocations proved to be solid during the period. An 11% allocation to the below-investment-grade corporate sector and a high exposure to floating rate notes--neither of which are in the passive benchmark--contributed to the Fund's outperformance. Floating- or adjustable-rate securities have coupons (interest rates) that change periodically (weekly or quarterly, for example) and so can provide a benefit to a portfolio if short-term interest rates rise.

Individual security selection was also strong. One strong performer was Enterprise Product Operating LP bonds, which rallied during the period as their yield premium narrowed significantly from more than 3.0% above the 10-year Treasury note on September 30, 2006 to 2.07% in late February, when the majority of the position was sold. As a bond's yield premium narrows, its value increases. Land O'Lakes Capital Trust bonds were another strong performer, providing both high relative yield and strong price appreciation during the period.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe that the housing slowdown will continue to be a drag on overall economic growth this year. To date, the fallout from the subprime mortgage market has had a limited effect on investor psychology, and overall access to borrowing remains good.

Consumer price inflation (CPI) is reasonably in line with past levels and inflation expectations remain low--yet the rate still lingers above the Fed's comfort zone. The persistence of inflation, combined with a slowing economy, will make it hard for the Fed to do anything. In fact, the Fed indicated in March that it was less biased toward raising the target rate. This sets the stage for neutral monetary policy later this year--giving the Fed the flexibility to either raise or lower interest rates as economic conditions warrant.

Finally, we expect global demand for higher yields and foreign investment in U.S. bonds to cool this year. Consequently, we believe credit spreads (the difference in yields between Treasuries and corporate bonds of varying quality) will further widen, increasing the compensation for investors willing to take on the additional risk of securities with lower credit quality. Overall, our strategic underweight to corporate bonds positions us to take advantage of any buying opportunities that arise in this area.

Looking ahead, we believe the Fund is well-positioned to benefit from the economic and bond-market environment.

April 2007

1. The three-month Treasury bill yield rose 0.15% to 5.04%.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. The first quarter 2007 GDP data was not released at the time of this writing. First quarter 2007 GDP consensus was 2.3% per the March Wall Street Journal Survey of Professional Forecasters.

3. Core Personal Consumption Expenditures (PCE) deflator data available through January 2007.

4. Source: www.mortgageimplode.com.

As of March 31, 2007, the following companies represented the following percentages of Fund net assets: Enterprise Product Operating LP 0.19% and Land O'Lakes Capital Trust 1.24%. All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2007
Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/07	3/31/07
Class A	3.14%	6.74%
Class B	2.79%	6.01%
Class C	2.86%	6.01%
Class I	3.50%	7.42%
Class R**	3.03%	6.63%
Lehman U.S. Credit Index***	2.87%	7.08%
Lipper Corporate Debt Funds BBB-Rated Avg.***	3.14%	6.88%

Maturity Schedule
	Weighted Average
	3/31/07	9/30/06
	10 years	11 years

SEC Yields
	30 days ended
	3/31/07	9/30/06
Class A	4.42%	4.67%
Class B	3.83%	4.09%
Class C	3.91%	4.15%
Class I	5.24%	5.49%
Class R	4.40%	--

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**The Calvert Income Fund first offered Class R shares beginning on October 31, 2006. Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

*** Source: Lipper Analytical Services, Inc.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2007

Average Annual Total Returns
(with max. load)
Class A Shares
One year	2.76%
Five year	5.88%
Ten year	7.78%

Class B Shares
One year	2.01%
Five year	5.91%
Since inception	6.27%
(7/30/99)
Class C Shares
One year	5.01%
Five year	5.94%
Since inception	6.55%
(7/31/00)

Portfolio Statistics
March 31, 2007

Average Annual Total Returns
Class I Shares
One year	7.42%
Five year	7.37%
Since inception	7.89%
(2/26/99)

Class R Shares*
One year	6.63%
Five year	6.67%
Ten year	8.18%

*The Calvert Income Fund first offered Class R shares beginning on October 31, 2006. Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

Portfolio Statistics
March 31, 2007
Economic Sectors	% of Total Investments
Asset Backed Securities	14.1%
Banks	10.9%
Brokerages	2.8%
Cash Equivalent	0.7%
Financials	4.7%
Financial Services	3.6%
Industrial	14.2%
Industrial - Finance	2.5%
Insurance	1.8%
Municipal Obligations	7.7%
Real Estate Investment Trust	2.1%
Sovereign Obligations	0.1%
Special Purpose	2.4%
Transportation	1.8%
U.S. Government Agency Obligations	5.7%
U.S. Treasury	21.4%
Utilities	3.5%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
	10/1/06	3/31/07	10/1/06 - 3/31/07
Class A
Actual	$1,000.00	$1,032.00	$5.93
Hypothetical	$1,000.00	$1,019.10	$5.89
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,027.90	$9.79
Hypothetical	$1,000.00	$1,015.27	$9.73
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,028.60	$9.38
Hypothetical	$1,000.00	$1,015.69	$9.32
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,035.00	$2.75
Hypothetical	$1,000.00	$1,022.23	$2.73
(5% return per year before expenses)

Class R*
Actual	$1,000.00	$1,022.90	$7.41
Hypothetical	$1,000.00	$1,017.60	$7.39
(5% return per year before expenses)

*Inception date 10/31/06

** Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.94%, 1.85%, 0.54% and 1.47% for Class A, Class B, Class C, Class I, and Class R, respectively, multiplied by the average account value over the period, multiplied by 182/365 for Classes A, B, C and I, and 152/365 for Class R.

Statement of Net Assets
March 31, 2007
	Principal
Corporate Bonds - 58.7%	Amount	Value
ACLC Business Loan Receivables Trust, 5.97%, 10/15/21 (e)(r)	$5,798,540	$5,617,493
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	16,725,000	18,479,285
7.30%, 10/14/49 (e)	19,950,000	20,224,113
Alliance Mortgage Investments:
12.59%, 6/1/10 (r)	3,008,625	2,406,900
15.34%, 12/1/10 (r)	17,050,000	13,640,000
Allis-Chalmers Energy, Inc., 8.50%, 3/1/17	2,750,000	2,722,500
American Electric Power Co., Inc., 4.709%, 8/16/07 (r)	2,000,000	1,994,112
American Express Co., 5.462%, 12/1/33 (r)	9,413,000	9,423,637
American Home Mortgage Assets, 2.579%, 5/25/46 (r)	163,754,328	9,722,913
Anadarko Petroleum Corp., 5.755%, 9/15/09 (r)	15,250,000	15,281,224
APL Ltd., 8.00%, 1/15/24	13,525,000	12,578,250
Appalachian Power Co., 5.68%, 6/29/07 (r)	4,490,000	4,492,593
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,776,367
Atherton Franchisee Loan Funding, 7.08%, 8/15/19 (e)	2,000,000	1,937,779
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	50,571,000	27,592,165
Atmos Energy Corp., 5.735%, 10/15/07 (r)	24,962,000	24,964,785
Aurora Military Housing LLC:
5.605%, 12/15/35 (e)	4,000,000	3,955,200
5.625%, 12/15/35 (e)	4,000,000	3,967,200
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	21,885,000	24,678,604
AXA SA, 6.463%, 12/31/49 (e)(r)	1,700,000	1,646,887
BAC Capital Trust XI, 6.625%, 5/23/36	17,000,000	18,031,865
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	22,805,810	24,038,008
Bank of Nova Scotia Trust Company of New York,
5.20%, 2/20/09	10,000,000	10,040,372
Bear Stearns Co's, Inc., 6.08%, 10/28/14 (r)	46,520,000	46,589,873
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/95 (r)	20,000,000	10,631,327
Belo Corp., 7.125%, 6/1/07	5,000,000	5,013,008
BF Saul, 7.50%, 3/1/14	13,150,000	13,413,000
BleachTech LLC VRDN, 5.38%, 11/1/35 (r)	4,485,000	4,485,000
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	96,651,000	89,970,869
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	20,150,000	19,837,633
Bunge N.A. Finance L.P., 5.90%, 4/1/17	19,720,000	19,525,437
Burlington Northern Santa Fe Corp., 7.29%, 6/1/36	4,675,000	5,205,729
C5 Capital SPV Ltd., 6.196% to 12/31/11, floating rate thereafter to 12/1/49 (e)(r)	2,000,000	1,999,764
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter to 12/31/49 (e)(r)	19,000,000	18,776,389
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter to 12/31/49 (e)(r)	24,470,000	23,981,775
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	12,980,000	12,655,500
CAM US Finance SA Sociedad Unipersonal, 5.51%, 2/1/10 (e)(r)	11,000,000	10,998,350
Captec Franchise Trust:
8.155%, 6/15/13 (e)	6,920,000	7,062,486
8.155%, 12/15/13 (e)	2,895,000	2,330,475

	Principal
Corporate Bonds - Cont'd	Amount	Value
Chase Funding Mortgage Loan, 4.045%, 5/25/33	$3,378,466	$3,336,704
Chatham Centre LLC VRDN, 5.44%, 4/1/22 (r)	1,220,000	1,220,000
Chesapeake Energy Corp., 6.50%, 8/15/17	13,513,000	13,344,088
Chevy Chase Bank FSB, 6.875%, 12/1/13	6,986,000	7,169,383
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,918,413
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	13,500,000	13,810,934
CIT Group, Inc.:
5.475%, 3/12/10 (r)	4,970,000	4,967,166
6.10% to 3/15/17, floating thereafter to 3/15/67 (r)	7,450,000	7,208,884
CitiFinancial, 6.75%, 7/1/07	3,365,000	3,375,417
Citigroup, Inc.:
6.50%, 1/18/11	38,050,000	39,837,877
5.10%, 9/29/11	31,000,000	30,924,061
5.475%, 3/16/12 (r)	29,000,000	29,030,724
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49 (r)	45,600,000	45,719,016
College Loan Corp. Trust, 5.31%, 3/1/42 (e)(r)	30,000,000	30,000,000
Collegiate Funding Services Education Loan Trust I:
5.285%, 3/1/42 (e)(r)	30,000,000	30,084,300
5.30%, 3/1/42 (r)	11,800,000	11,833,158
5.28%, 12/28/43 (r)	55,950,000	55,962,400
5.279%, 12/28/43 (r)	10,000,000	10,003,100
5.29%, 12/28/43 (r)	5,000,000	5,014,050
5.299%, 12/28/43 (r)	7,200,000	7,220,232
Countrywide Asset-Backed Certificates, 5.77%, 11/25/34 (r)	6,211,523	6,223,476
Countrywide Financial Corp.:
5.44%, 10/31/07 (r)	29,660,000	29,659,005
5.44%, 2/28/08 (r)	18,975,000	18,974,462
Credit Suisse First Boston USA, Inc., 5.46%, 4/5/07 (r)	53,383,000	53,383,101
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	39,250,000	38,370,337
5.245%, 11/15/36 (e)	18,600,000	18,642,012
5.362%, 11/15/36 (e)	11,000,000	11,024,774
DaimlerChrysler NA Holding Corp., 5.69%, 3/13/09 (r)	12,550,000	12,549,280
Dime Community Bancshares, Inc.:
9.25%, 5/1/10 (e)	2,000,000	2,183,515
9.25%, 5/1/10	500,000	545,879
Dominion Resources, Inc.:
5.65%, 9/28/07 (r)	16,539,000	16,548,328
5.687%, 5/15/08 (r)	6,800,000	6,829,219
5.556%, 11/14/08 (r)	9,725,000	9,724,660
Duke Energy Corp., 4.20%, 10/1/08	9,081,000	8,947,355
Duke Energy Indiana, Inc., 7.85%, 10/15/07	5,650,000	5,716,150
Dunkin Securitization, 5.779%, 6/20/31 (e)	20,750,000	21,109,349
Enterprise Products Operating LP, 8.375% to 8/1/16, floating rate thereafter to 8/1/66 (r)	9,240,000	10,140,900
Fidelity National Information Services, Inc., 4.75%, 9/15/08	2,500,000	2,458,622
First National Bank of Omaha, 7.32%, 12/1/10	3,800,000	3,862,775
First Republic Bank, 7.75%, 9/15/12	500	550
FMAC Loan Receivables Trust, 6.74%, 11/15/20 (e)	2,260,704	1,885,060

	Principal
Corporate Bonds - Cont'd	Amount	Value
FMG Finance Ltd.:
9.36%, 9/1/11 (e)(r)	$33,995,000	$35,694,750
10.00%, 9/1/13 (e)	28,500,000	31,065,000
Ford Motor Credit Co., 9.81%, 4/15/12 (r)	11,250,000	11,826,442
Fort Knox Military Housing :
5.815%, 2/15/52 (e)	11,225,000	11,449,163
5.915%, 2/15/52 (e)	10,455,000	10,661,382
General Motors Acceptance Corp.:
6.15%, 4/5/07	28,950,000	28,949,569
6.125%, 8/28/07	35,000,000	34,936,642
Glitnir banki HF:
5.52%, 10/15/08 (e)(r)	9,750,000	9,749,819
4.75%, 10/15/10 (e)	6,000,000	5,771,219
5.80%, 1/21/11 (e)(r)	26,000,000	25,999,218
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	8,400,000	8,721,238
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	12,895,000	12,613,668
Trust III, 5.361%, 2/15/36 (e)	22,820,000	22,802,178
Golden Securities Corp., 5.62%, 12/2/13 (e)(r)	13,064,217	12,925,736
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	13,166,000	14,018,499
Goldman Sachs Group, Inc.:
6.345%, 2/15/34	40,397,000	39,993,307
6.45%, 5/1/36	3,000,000	3,050,290
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to
9/29/49 (e)(r)	23,415,000	22,737,791
Health Care Property Investors, Inc., 5.805%, 9/15/08 (r)	28,800,000	28,859,862
HRPT Properties Trust, 5.95%, 3/16/11 (r)	45,970,000	45,968,232
HSBC Finance Corp., 5.836%, 2/15/08	41,292,000	41,480,094
Impac CMB Trust:
6.02%, 10/25/33 (r)	2,013,517	2,014,198
5.64%, 9/25/34 (r)	2,637,366	2,642,660
5.58%, 4/25/35 (r)	10,280,414	10,306,381
5.63%, 4/25/35 (r)	3,683,815	3,695,837
5.59%, 5/25/35 (r)	15,934,599	15,967,825
5.64%, 8/25/35 (r)	12,300,072	12,319,717
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	19,210,000	18,553,687
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	10,340,000	10,578,540
Interpool Capital Trust, 9.875%, 2/15/27	47,283,000	49,174,320
Interpool, Inc., 7.35%, 8/1/07	1,525,000	1,545,969
iStar Financial, Inc.:
5.738%, 3/3/08 (r)	4,970,000	4,977,795
5.69%, 3/9/10 (r)	3,075,000	3,074,808
Jersey Central Power & Light Co., 5.625%, 5/1/16	4,985,000	5,046,565
JPMorgan Chase & Co., 4.76%, 10/28/08 (r)	72,800,000	72,765,857
JPMorgan Chase Capital:
XVIII, 6.95%, 8/17/36	4,950,000	5,151,366
XXII, 6.45%, 2/2/37	6,700,000	6,696,773
Kaupthing Bank HF:
5.51%, 12/1/09 (r)	18,800,000	18,643,659
6.06%, 1/15/10 (e)(r)	39,000,000	38,999,099
5.75%, 10/4/11 (e)	24,000,000	24,377,883
Kraft Foods, Inc., 5.25%, 6/1/07	3,000,000	2,998,080

	Principal
Corporate Bonds - Cont'd	Amount	Value
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	$71,275,000	$66,998,500
Lehman Brothers Holdings, Inc., 4.74%, 9/8/08 (r)	7,157,000	7,107,856
Leucadia National Corp.:
7.00%, 8/15/13	14,295,000	14,312,869
7.125%, 3/15/17 (e)	56,650,000	55,746,219
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	256,355
8.30%, 12/1/37 (e)(m)*	33,720,000	168,600
8.45%, 12/1/97 (e)(m)*	1,000,000	5,000
Martin Marietta Materials, Inc., 6.90%, 8/15/07	9,000,000	9,040,418
Mcguire Air Force Base, Military Housing Project, 5.611%,
9/15/51 (e)	11,420,000	11,254,067
Meridian Funding Co. LLC:
5.86%, 8/30/07 (e)(r)	13,220,000	13,226,478
5.675%, 6/9/08	1,070,825	1,068,999
5.56%, 10/6/08 (e)(r)	9,985,743	9,993,702
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	500,646
Mid-Atlantic Family Military Communities LLC,
5.24%, 8/1/50 (e)	24,520,000	23,411,696
Midwest Family Housing LLC:
5.531%, 1/1/51 (e)	4,250,000	4,134,188
5.581%, 1/1/51 (e)	4,720,000	4,565,373
NationsBank Cap Trust III, 5.91%, 1/15/27 (r)	1,500,000	1,453,533
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	7,500,000	7,758,241
6.90%, 10/1/37	10,460,000	11,041,850
6.59%, 7/7/38	4,023,000	4,102,033
Nelnet Education Loan Funding, Inc.:
5.32%, 2/25/39 (r)	30,000,000	30,009,300
5.27%, 7/1/43 (r)	14,950,000	14,992,010
5.28%, 7/1/43 (r)	30,000,000	30,084,300
Nelnet Student Loan Trust, 5.269%, 3/22/32 (r)	31,000,000	31,000,000
NextSTUDENT Master Trust I:
5.299%, 6/1/41 (e)(r)	2,300,000	2,300,000
5.30%, 6/1/41 (e)(r)	16,900,000	16,900,000
Noble Group Ltd., 6.625%, 3/17/15 (e)	35,890,000	33,660,892
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	12,500,000	12,466,125
5.78%, 10/1/36 (e)	9,000,000	9,167,490
5.88%, 10/1/51	20,000,000	20,283,800
Orkney Re II plc, Series B, 8.376%, 12/21/35 (b)(e)(r)	19,550,000	16,617,500
Overseas Private Investment Corp., 4.05%, 11/15/14	2,534,400	2,440,222
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	26,965,000	27,436,887
Pacific Pilot Funding Ltd., 6.11%, 10/20/16 (e)(r)	6,320,964	6,314,416
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	4,400,000	4,525,809
Pepco Holdings, Inc., 5.985%, 6/1/10 (r)	5,000,000	4,993,293
Pioneer Natural Resources Co.:
5.875%, 7/15/16	6,510,000	6,064,907
6.65%, 3/15/17	5,960,000	5,890,545
6.875%, 5/1/18	82,190,000	80,829,625
Post Apartment Homes LP VRDN, 5.32%, 7/15/29 (r)	14,000,000	14,000,000
Powercor Australia LLC, 6.15%, 1/15/08 (e)	10,207,000	10,259,578
PP&L Capital Funding, Inc., 6.70%, 3/30/67 (r)	14,650,000	14,478,880

	Principal
Corporate Bonds - Cont'd	Amount	Value
Preferred Term Securities IX Ltd., 6.116%, 4/3/33 (e)(r)	$1,000,000	$1,005,670
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,000,000	1,004,705
Public Service Enterprise Group, Inc., 5.725%, 9/21/08 (r)	30,600,000	30,632,987
Public Steers Trust, 6.646%, 11/15/18	4,701,574	3,884,675
Puget Energy Inc., 7.02%, 12/1/27	571,000	648,797
RBS Capital Trust I, 6.15%, 9/29/49 (r)	29,238,000	29,833,578
Residential Capital Corp.:
6.725%, 6/29/07 (r)	27,040,000	27,066,597
5.84%, 6/9/08 (r)	41,460,000	41,016,116
6.66%, 11/21/08 (r)	51,480,000	51,557,565
6.00%, 2/22/11	20,860,000	20,504,122
6.50%, 4/17/13	11,370,000	11,268,365
Richmond County Capital Corp., 8.624%, 7/15/49	10,000,000	10,037,500
Santander Issuances SA Unipersonal, 5.71%, 6/20/16 (e)(r)	35,700,000	36,312,426
Security Capital Assurance Ltd., 6.88% to 9/30/17, floating rate thereafter to 12/31/49 (e)(r)	13,920,000	14,044,306
Skyway Concession Co. LLC, 5.644%, 6/30/17 (e)(r)	5,000,000	4,996,110
SLM Student Loan Trust, 5.575%, 12/15/17 (r)	4,250,585	4,269,415
Sovereign Bancorp, Inc., 4.80%, 9/1/10	5,000,000	4,924,712
Sovereign Bank:
4.00%, 2/1/08	9,350,000	9,244,551
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	13,000,000	12,831,224
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (e)(r)	26,500,000	9,298,505
St. Paul Travelers Co's, Inc., 5.01%, 8/16/07	5,000,000	4,991,766
Steel Dynamics, Inc., 6.75%, 4/1/15 (e)	3,500,000	3,508,750
Sterling Equipment, Inc., 6.125%, 9/28/19	322,145	338,887
TIERS Trust:
8.45%, 12/1/17 (n)*	8,559,893	128,398
STEP, 0.00% to 10/15/28, 7.697% thereafter to 10/1/97 (r)	15,000,000	1,528,917
STEP, 0.00% to 4/15/18, 7.697% thereafter to 10/15/97 (e)(r)	11,001,000	2,946,319
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (e)(r)	12,295,000	736,749
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	6,209,177
2/15/19 (e)	5,000,000	2,551,730
2/15/28 (e)	16,737,000	4,872,638
2/15/29 (e)	12,600,000	3,457,569
2/15/45 (e)	711,029,736	93,002,689
TXU Electric Delivery Co., 5.725%, 9/16/08 (e)(r)	950,000	950,793
TXU Energy Co. LLC, 5.85%, 9/16/08 (e)(r)	6,470,000	6,469,759
Tyco International Group SA, Participation Certificate Trust,
4.436%, 6/15/07 (e)	56,750,000	56,623,391
Union Pacific Corp., 8.02%, 7/2/12	4,796,421	5,149,952
United Parcel Services, Inc., 4.87%, 3/27/50 (r)	2,030,000	2,031,844
Vale Overseas Ltd., 6.25%, 1/23/17	29,850,000	30,894,750
Verizon North, Inc., 5.634%, 1/1/21 (e)	4,785,000	4,648,737
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	4,590,000	5,468,383
Vornado Realty LP, 5.625%, 6/15/07	3,750,000	3,749,904
Washington Mutual Alternative Mortgage Pass-Through
Certificates, 0.687%, 7/25/46	129,671,027	2,269,243
Western Union Co., 5.40%, 11/17/11	5,000,000	4,997,319

	Principal
Corporate Bonds - Cont'd	Amount	Value
World Financial Network, Credit Card Master Note Trust,
5.69%, 5/15/12 (r)	$3,900,000	$3,915,100
Xerox Corp., 6.10%, 12/18/09 (r)	3,250,000	3,294,687
Xstrata Finance Dubai Ltd., 5.71%, 11/13/09 (e)(r)	6,980,000	6,937,221

Total Corporate Bonds (Cost $3,230,385,728)		3,180,171,501

Taxable Municipal Obligations - 11.3%
Alabaster Alabama GO Bonds:
5.36%, 4/1/18	475,000	470,336
5.38%, 4/1/19	780,000	771,178
5.40%, 4/1/20	840,000	826,148
5.45%, 4/1/21	880,000	856,495
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/09	5,155,000	4,534,802
10/1/10	16,230,000	13,576,557
Baltimore Maryland General Revenue Bonds:
5.03%, 7/1/13	1,460,000	1,453,153
5.05%, 7/1/14	1,520,000	1,508,509
5.07%, 7/1/15	1,340,000	1,325,662
5.27%, 7/1/18	2,435,000	2,422,533
Bartow-Cartersville Georgia Joint IDA Revenue Bonds,
5.55%, 11/1/20	3,970,000	3,988,619
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,585,000	1,576,251
Brownsville Texas Utility System Revenue Bonds:
5.084%, 9/1/16	2,000,000	1,956,600
5.204%, 9/1/17	2,275,000	2,239,715
5.304%, 9/1/19	2,000,000	1,963,200
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,792,360
California Statewide Communities Development Authority
Revenue Bonds:
5.44%, 8/1/10	1,560,000	1,580,062
5.61%, 8/1/14	2,270,000	2,329,315
Zero Coupon, 6/1/15	4,630,000	3,019,409
Zero Coupon, 6/1/16	2,620,000	1,614,418
Zero Coupon, 6/1/17	4,545,000	2,642,872
Zero Coupon, 6/1/18	2,810,000	1,538,250
Zero Coupon, 6/1/19	1,975,000	1,016,039
Canyon Texas Regional Water Authority Revenue Bonds,
6.25%, 8/1/28	2,365,000	2,425,237
Chicago Illinois GO Bonds:
5.30%, 1/1/14	1,940,000	1,954,065
5.375%, 1/1/16	5,850,000	5,888,025
Coachella California Redevelopment Agency Tax Allocation
Bonds, 6.20%, 9/1/36	2,065,000	2,160,651
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	4,965,000	5,073,982
5.658%, 1/1/12	2,500,000	2,566,475
5.688%, 1/1/13	5,540,000	5,711,297

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	$8,270,000	$8,464,593
Detroit Michigan GO Bonds, 5.15%, 4/1/25	14,605,000	13,583,818
Educational Funding of the South, Inc. Tennessee Educational
Loans Revenue Bonds, 5.26%, 6/1/38 (r)	10,100,000	10,100,000
Eugene Oregon Electric Utilities Revenue Bonds, Zero Coupon,
8/1/25	1,500,000	540,975
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,895,692
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	285,000	282,845
5.10%, 7/1/15	300,000	297,387
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,220,600
Grant County Washington Public Utility District No. 2
Revenue Bonds:
4.76%, 1/1/13	400,000	395,024
5.11%, 1/1/13	1,210,000	1,209,903
5.29%, 1/1/20	2,415,000	2,389,618
5.48%, 1/1/21	990,000	1,002,187
Hoffman Estates Illinois GO Bonds, 5.15%, 12/1/17	1,135,000	1,112,130
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	660,000	659,353
Indiana State Bond Bank Revenue Bonds:
5.72%, 1/15/15	2,430,000	2,498,769
5.82%, 7/15/17	3,925,000	4,043,849
5.38%, 7/15/18	780,000	782,644
6.01%, 7/15/21	19,715,000	20,321,236
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	231,748
4.82%, 9/1/12	250,000	245,980
4.90%, 9/1/13	260,000	255,445
4.94%, 9/1/14	275,000	269,360
4.95%, 9/1/15	285,000	277,661
Jersey City New Jersey GO Bonds, 5.38%, 9/1/16	7,755,000	7,825,958
Kalamazoo Michigan Building Authority GO Revenue Bonds,
5.00%, 10/1/20	730,000	710,436
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	4,485,000	4,440,240
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	4,550,000	4,627,259
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,334,389
La Verne California PO Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,031,720
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	4,648,750
5.44%, 8/1/40	5,000,000	4,611,400
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,772,300
5.69%, 10/1/30	2,835,000	2,770,390
Mississippi State Development Bank SO Revenue Bonds:
5.04%, 6/1/20, Project A	1,940,000	1,857,007
5.04%, 6/1/20, Project B	990,000	947,648
5.375%, 1/1/22	1,265,000	1,231,604
5.60%, 1/1/26	1,470,000	1,408,980
New York City New York IDA Revenue Bonds, 6.027%, 1/1/46	12,000,000	12,486,840

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
New York State Sales Tax Asset Receivables Corp. Revenue Bonds:
3.60%, 10/15/08	$1,500,000	$1,468,875
4.06%, 10/15/10	1,000,000	972,590
4.42%, 10/15/12	10,500,000	10,213,665
5.50%, 11/1/35 (r)	10,915,000	10,915,000
North Carolina State Education Assistance Authority
Revenue Bonds:
5.295%, 7/1/28 (r)	18,300,000	18,300,000
5.25%, 7/1/28 (r)	8,140,000	8,140,000
5.249%, 7/1/32 (r)	6,650,000	6,650,000
5.25%, 7/1/36 (r)	8,950,000	8,950,000
5.279%, 7/1/36 (r)	25,000,000	25,000,000
Northwest Washington Electric Energy Revenue Bonds:
4.06%, 7/1/09	1,150,000	1,127,161
4.49%, 7/1/11	2,500,000	2,447,775
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	2,500,000	2,502,725
5.653%, 9/1/21	19,635,000	19,737,887
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,161,353
5.14%, 8/15/18	2,760,000	2,692,546
5.20%, 8/15/19	3,070,000	2,998,684
5.25%, 8/15/20	3,285,000	3,213,814
Oconomowoc Wisconsin Area School District GO Bonds,
5.44%, 3/1/21	780,000	773,206
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/19	3,375,000	1,759,928
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	7,990,000	7,771,713
Pittsburgh Pennsylvania GO Bonds:
5.47%, 9/1/08	4,890,000	4,910,929
5.54%, 9/1/09	19,670,000	19,892,271
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	5,942,820
Rio Rancho New Mexico Event Center Revenue Bonds,
5.00%, 6/1/20	3,260,000	3,085,036
Riverside California Public Financing Authority
Tax Allocation Bonds:
5.19%, 8/1/17	2,025,000	2,007,301
5.24%, 8/1/17	3,250,000	3,221,660
Roseville California Redevelopment Agency Tax Allocation
Bonds, 5.90%, 9/1/28	1,260,000	1,253,864
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds:
5.11%, 12/1/13	1,235,000	1,226,244
5.54%, 12/1/20	21,940,000	22,178,927
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,466,164
San Diego California Redevelopment Agency Tax Allocation
Bonds, 6.00%, 9/1/21	2,515,000	2,582,176
San Jose California Redevelopment Agency Tax Allocation Bonds:
5.10%, 8/1/20	3,960,000	3,836,844
5.46%, 8/1/35	5,300,000	4,878,120
Santa Cruz County California Redevelopment Agency Tax
Allocation Revenue Bonds, 5.60%, 9/1/25	1,815,000	1,778,174

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	$1,265,000	$1,271,451
Sonoma County California PO Bonds, 6.625%, 6/1/13	8,385,000	8,797,290
South Carolina Student Loan Corp. Revenue Bonds:
5.269%, 6/1/33 (r)	19,350,000	19,350,000
5.269%, 9/4/46 (r)	67,800,000	67,800,000
5.286%, 9/4/46 (r)	37,500,000	37,500,000
Thousand Oaks California Redevelopment Agency
Tax Allocation Bonds:
5.00%, 12/1/12	675,000	669,667
5.00%, 12/1/13	710,000	700,621
5.00%, 12/1/14	745,000	731,977
5.125%, 12/1/15	785,000	773,453
5.125%, 12/1/16	830,000	814,139
5.25%, 12/1/21	4,000,000	3,868,640
5.375%, 12/1/21	4,880,000	4,804,262
University of Central Florida COPs:
5.125%, 10/1/20	3,750,000	3,624,150
5.375%, 10/1/35	8,000,000	7,635,760
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	11,735,000	11,110,698
Utah State Housing Corp. Revenue Bonds, 5.442%, 7/1/50	3,990,000	3,778,769
Vigo County Indiana Industrial Redevelopment Authority
Revenue Bonds, 5.30%, 2/1/21	2,750,000	2,728,522
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	3,073,405
5.15%, 1/1/24	3,630,000	3,393,723
Wilkes-Barre Pennsylvania GO Bonds, 5.28%, 11/15/19	2,025,000	1,982,900

Total Taxable Municipal Obligations (Cost $611,258,580)		610,034,832

U.S. Government Agencies
and Instrumentalities - 5.6%
Central American Bank For Economic Integration AID Bonds, Guaranteed by the United States Agency of International Development, 6.79%, 10/1/10	3,368,269	3,435,196
Fannie Mae, 5.50%, 12/25/16	5,430,593	5,409,815
Federal Home Loan Bank:
0.00%, 7/16/07 (r)	6,000,000	5,910,000
5.00%, 10/26/07 (r)	29,600,000	29,572,213
0.00%, 12/28/07 (r)	9,000,000	8,561,700
Federal Home Loan Bank Discount Notes, 4/2/07	140,600,000	140,580,472
Freddie Mac:
5.125%, 12/15/13	59,651,279	59,083,542
STEP, 4.10% to 1/28/09, 5.80% thereafter to 1/28/14 (r)	5,000,000	4,901,144
5.625%, 11/23/35	16,770,000	16,231,238
Ginnie Mae, 11.00%, 10/15/15	581	633
Small Business Administration:
5.038%, 3/10/15	6,965,820	6,890,995
4.94%, 8/10/15	24,778,270	24,620,750

Total U.S. Government Agencies and Instrumentalities (Cost $306,602,968)		305,197,698

	Principal
U.S. Treasury - 21.5%	Amount	Value
United States Treasury Bonds:
5.375%, 2/15/31	$125,000	$133,223
4.50%, 2/15/36	52,179,000	49,178,710
4.75%, 2/15/37	2,165,000	2,130,495
United States Treasury Notes:
3.50%, 5/31/07	30,000,000	29,925,000
2.75%, 8/15/07	390,970,000	387,610,102
6.125%, 8/15/07	63,000,000	63,246,094
4.25%, 11/30/07	13,900,000	13,832,672
4.375%, 12/31/07	43,000,000	42,798,438
3.375%, 2/15/08	68,000,000	67,086,250
4.625%, 2/29/08	20,000,000	19,946,875
4.875%, 4/30/08	29,100,000	29,095,453
5.125%, 6/30/08	21,900,000	21,978,703
4.875%, 8/31/08	75,000,000	75,082,031
4.875%, 10/31/08	40,000	40,081
4.625%, 11/30/08	220,000	219,863
4.75%, 2/28/09	17,200,000	17,240,313
4.625%, 11/15/09	5,000,000	5,007,031
4.50%, 2/28/11	23,200,000	23,167,375
4.875%, 5/31/11	36,600,000	37,051,781
4.625%, 8/31/11	16,550,000	16,609,476
4.625%, 10/31/11	9,600,000	9,630,000
4.50%, 11/30/11	2,935,000	2,929,955
4.75%, 1/31/12	6,740,000	6,797,922
3.875%, 2/15/13	2,700,000	2,607,609
4.625%, 2/29/12	3,660,000	3,673,153
3.625%, 5/15/13	9,905,000	9,420,584
4.25%, 8/15/13	2,050,000	2,014,766
4.25%, 11/15/13	11,700,000	11,478,797
4.50%, 11/15/15	402,000	397,854
5.125%, 5/15/16	393,000	406,325
4.875%, 8/15/16	3,460,000	3,514,603
4.625%, 2/15/17	209,702,000	209,243,279

Total U.S. Treasury (Cost $1,164,425,124)		1,163,494,813

Repurchase Agreements - 0.7%
State Sreet Repurchase Agreement, 4.80%, 4/2/07	40,000,000	40,000,000
(Repurchase proceeds $40,016,000)
(Collateral: $40,842,807 U.S. Treasury Bonds, 4.75%, 2/15/10)

Total Repurchase Agreement (Cost $40,000,000)		40,000,000

Equity Securities - 2.3%	Shares	Value
Conseco, Inc.:
Preferred	1,154,650	$27,319,019
Warrants (strike price $27.60/share, expires 9/10/08)*	4,955	2,973
First Republic Preferred Capital Corp., Preferred (e)	6,050	6,582,400
Ford Motor Co. Capital Trust II, Preferred	106,200	3,797,712
MFH Financial Trust I, Preferred (e)	400,000	40,900,000
Roslyn Real Estate Asset Corp., Preferred	222	22,352,625
WoodBourne Pass-Through Trust, Preferred (e)	258	25,840,313

Total Equity Securities (Cost $126,982,735)		126,795,042

TOTAL INVESTMENTS (Cost $5,479,655,135) - 100.1%		5,425,693,886
Other assets and liabilities, net - (0.1%)		(5,694,417)
Net Assets - 100%		$5,419,999,469

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 271,074,049 shares outstanding		$4,592,583,870
Class B: 15,288,884 shares outstanding		259,549,474
Class C: 27,588,290 shares outstanding		464,385,411
Class I: 7,699,219 shares outstanding		128,831,762
Class R: 84.37 shares outstanding		1,419
Undistributed net investment income		905,961
Accumulated net realized gain (loss) on investments		29,224,570
Net unrealized appreciation (depreciation) on investments		(55,482,998)

Net Assets		$5,419,999,469

Net Asset Value Per Share
Class A (based on net assets of $4,568,492,462)		$16.85
Class B (based on net assets of $257,132,677)		$16.82
Class C (based on net assets of $464,621,378)		$16.84
Class I (based on net assets of $129,751,529)		$16.85
Class R (based on net assets of $1,422.65)		$16.86

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	8,982	06/07	$1,840,327,603	($122,585)
10 Year U.S. Treasury Notes	6,913	06/07	747,468,125	(4,326,121)
Total Purchased				($4,448,706)

Sold:
U.S. Treasury Bonds	961	06/07	$106,911,250	$1,485,156
5 Year U.S. Treasury Notes	7,507	06/07	794,217,141	1,441,801
Total Sold				$2,926,957

*      Non-income producing security.

(b)      This security was valued by the Board of Trustees. See Note A.

(e)       Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)      The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)      The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006 and February 2007. This security is no longer accruing interest. The total interest due from this security, as of March 31, 2007, is $2,140,192. Subsequent to period end, $2,140,192 of accrued interest was written off.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
SO: Special Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2007

Net Investment Income
Investment Income:
Interest income	$140,595,460
Dividend income (net of foreign taxes withheld of $8,661)	5,074,660
Total investment income	145,670,120

Expenses:
Investment advisory fee	9,624,748
Administrative fees	6,853,625
Transfer agency fees and expenses	5,008,321
Distribution plan expenses:
Class A	5,246,525
Class B	1,353,957
Class C	2,132,469
Class R	2
Trustees' fees and expenses	165,781
Custodian fees	233,886
Registration fees	98,936
Reports to shareholders	585,544
Professional fees	55,480
Accounting fees	242,773
Miscellaneous	83,648
Total expenses	31,685,695
Reimbursement from Advisor:
Class R	(6,048)
Fees paid indirectly	(266,076)
Net expenses	31,413,571

Net Investment Income	114,256,549

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	42,475,720
Foreign currency transactions	(64)
Futures	636,077
43,111,733
Change in unrealized appreciation (depreciation) on:
Investments	(4,307,857)
Foreign currency transactions	(22)
Futures	1,206,869
(3,101,010)

Net Realized and Unrealized Gain
(Loss)	40,010,723

Increase (Decrease) in Net Assets
Resulting From Operations	$154,267,272

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$114,256,549	$180,714,179
Net realized gain (loss)	43,111,733	(5,502,322)
Change in unrealized appreciation (depreciation)	(3,101,010)	(9,563,533)

Increase (Decrease) in Net Assets
Resulting From Operations	154,267,272	165,648,324

Distributions to shareholders from
Net investment income:
Class A Shares	(98,195,302)	(153,362,339)
Class B Shares	(5,303,267)	(11,827,341)
Class C Shares	(8,560,437)	(12,693,811)
Class I Shares	(2,816,640)	(3,196,956)
Class R Shares	(20)	--
Net realized gain:
Class A Shares	--	(39,781,578)
Class B Shares	--	(4,325,380)
Class C Shares	--	(3,789,652)
Class I Shares	--	(747,623)
Total distributions	(114,875,666)	(229,724,680)

Capital share transactions:
Shares sold:
Class A Shares	1,061,542,754	1,680,346,291
Class B Shares	9,072,436	25,361,733
Class C Shares	103,446,422	165,021,233
Class I Shares	54,700,365	32,976,762
Class R Shares	1,399	--
Reinvestment of distributions:
Class A Shares	75,838,502	150,030,612
Class B Shares	3,704,122	11,214,357
Class C Shares	4,475,714	9,155,347
Class I Shares	2,789,846	3,899,331
Class R Shares	20	--
Redemption fees:
Class A Shares	36,361	57,309
Class B Shares	199	1,435
Class C Shares	1,088	7,997
Shares redeemed:
Class A Shares	(462,034,927)	(895,132,163)
Class B Shares	(43,155,597)	(91,264,491)
Class C Shares	(37,251,918)	(64,684,575)
Class I Shares	(5,002,198)	(21,668,869)
Total capital share transactions	768,164,588	1,005,322,309

Total Increase (Decrease) in Net Assets	807,556,194	941,245,953

Net Assets
Beginning of period	4,612,443,275	3,671,197,322
End of period (including undistributed net investment income of $905,961 and $1,525,078, respectively)	$5,419,999,469	$4,612,443,275

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	63,077,161	100,964,573
Class B Shares	539,911	1,524,123
Class C Shares	6,152,528	9,921,771
Class I Shares	3,257,946	1,992,227
Class R Shares	83	--
Reinvestment of distributions:
Class A Shares	4,519,460	9,028,179
Class B Shares	221,169	674,869
Class C Shares	266,877	551,292
Class I Shares	166,283	234,722
Class R Shares	1	--
Shares redeemed:
Class A Shares	(27,459,507)	(53,855,788)
Class B Shares	(2,569,129)	(5,491,773)
Class C Shares	(2,215,712)	(3,890,011)
Class I Shares	(297,061)	(1,299,043)
Total capital share activity	45,660,010	60,355,141

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers five classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2007, securities valued at $16,617,500 or 0.3% of net assets were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 21.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, and .375% over $2 billion. Under the terms of the agreement, $1,749,701 was payable at period end. In addition, $802,966 was payable at period end for operating expenses paid by the advisor during March 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008 for Class R. The contractual expense cap is 1.47%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C and R shares pay an annual rate of .30% on the first $3 billion and 0.25% over $3 billion. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $1,221,520 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund's average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund's average daily net assets of Class A, B, C, and R, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $1,570,336 was payable at period end.

The Distributor received $302,289 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 2007.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $412,810 for the six months ended March 31, 2007. Under the terms of the agreement, $71,213 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $3,629,784,302 and $2,930,689,119, respectively. U.S. government security purchases and sales were $13,959,203,267 and $13,795,356,205, respectively.

The cost of investments owned at March 31, 2007 for federal income tax purposes was $5,484,201,449. Net unrealized depreciation aggregated $58,507,562, of which $49,471,258 related to appreciated securities and $107,978,820 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $1,592,653, at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2014.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2007, such purchase and sales transactions were $41,323,581 and $20,200,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation (SSC). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2007. For the six months ended March 31, 2007, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$199,964	5.85%	$8,465,695	October 2006

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.72	$17.03	$17.37
Income from investment operations
Net investment income	.39	.75	.57
Net realized and unrealized gain	.13	(.09)	.09
Total from investment operations	.52	.66	.66
Distributions from
Net investment income	(.39)	(.75)	(.57)
Net realized gain	--	(.22)	(.43)
Total distributions	(.39)	(.97)	(1.00)
Total increase (decrease) in net asset value	0.13	(0.31)	(.34)
Net asset value, ending	$16.85	$16.72	$17.03

Total return*	3.14%	4.02%	3.95%
Ratios to average net assets: A
Net investment income	4.66% (a)	4.54%	3.36%
Total expenses	1.18% (a)	1.20%	1.20%
Expenses before offsets	1.18% (a)	1.20%	1.20%
Net expenses	1.17% (a)	1.20%	1.19%
Portfolio turnover	384%	578%	742%
Net assets, ending (in thousands)	$4,568,492	$3,860,160	$2,976,466

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$17.53	$16.14	$17.48
Income from investment operations
Net investment income	.53	.79	1.03
Net realized and unrealized gain (loss)	.65	1.48	(.71)
Total from investment operations	1.18	2.27	.32
Distributions from
Net investment income	(.54)	(.78)	(1.04)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.34)	(.88)	(1.66)
Total increase (decrease) in net asset value	(.16)	1.39	(1.34)
Net asset value, ending	$17.37	$17.53	$16.14

Total return*	7.03%	14.51%	1.93%
Ratios to average net assets: A
Net investment income	3.08%	4.69%	6.21%
Total expenses	1.21%	1.21%	1.12%
Expenses before offsets	1.21%	1.21%	1.12%
Net expenses	1.20%	1.21%	1.11%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$2,309,621	$1,673,699	$1,490,514

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.69	$17.01	$17.35
Income from investment operations
Net investment income	.33	.63	.45
Net realized and unrealized gain (loss)	.13	(.10)	.09
Total from investment operations	.46	.53	.54
Distributions from
Net investment income	(.33)	(.63)	(.45)
Net realized gain	--	(.22)	(.43)
Total distributions	(.33)	(.85)	(.88)
Total increase (decrease) in net asset value	0.13	(0.32)	(.34)
Net asset value, ending	$16.82	$16.69	$17.01

Total return*	2.79%	3.25%	3.22%
Ratios to average net assets: A
Net investment income	3.89% (a)	3.74%	2.60%
Total expenses	1.95% (a)	1.95%	1.94%
Expenses before offsets	1.95% (a)	1.95%	1.94%
Net expenses	1.94% (a)	1.94%	1.93%
Portfolio turnover	384%	578%	742%
Net assets, ending (in thousands)	$257,133	$285,301	$346,829

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$17.52	$16.13	$17.47
Income from investment operations
Net investment income	.41	.66	.89
Net realized and unrealized gain (loss)	.64	1.48	(.71)
Total from investment operations	1.05	2.14	.18
Distributions from
Net investment income	(.42)	(.65)	(.90)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.22)	(.75)	(1.52)
Total increase (decrease) in net asset value	(.17)	1.39	(1.34)
Net asset value, ending	$17.35	$17.52	$16.13

Total return*	6.20%	13.67%	1.14%
Ratios to average net assets: A
Net investment income	2.37%	3.94%	5.42%
Total expenses	1.95%	1.94%	1.94%
Expenses before offsets	1.95%	1.94%	1.94%
Net expenses	1.93%	1.94%	1.93%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$373,648	$369,355	$321,562

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.70	$17.02	$17.35
Income from investment operations
Net investment income	.33	.63	.45
Net realized and unrealized gain (loss)	.14	(.10)	.10
Total from investment operations	.47	.53	.55
Distributions from
Net investment income	(.33)	(.63)	(.45)
Net realized gain	--	(.22)	(.43)
Total distributions	(.33)	(.85)	(.88)
Total increase (decrease) in net asset value	0.14	(0.32)	(.33)
Net asset value, ending	$16.84	$16.70	$17.02

Total return*	2.86%	3.24%	3.29%
Ratios to average net assets: A
Net investment income	3.98% (a)	3.86%	2.66%
Total expenses	1.86% (a)	1.90%	1.91%
Expenses before offsets	1.86% (a)	1.90%	1.91%
Net expenses	1.85% (a)	1.89%	1.90%
Portfolio turnover	384%	578%	742%
Net assets, ending (in thousands)	$464,621	$390,620	$285,889

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$17.52	$16.13	$17.47
Income from investment operations
Net investment income	.41	.67	.89
Net realized and unrealized gain (loss)	.64	1.48	(.71)
Total from investment operations	1.05	2.15	.18
Distributions from
Net investment income	(.42)	(.66)	(.90)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.22)	(.76)	(1.52)
Total increase (decrease) in net asset value	(.17)	1.39	(1.34)
Net asset value, ending	$17.35	$17.52	$16.13

Total return*	6.23%	13.72%	1.09%
Ratios to average net assets: A
Net investment income	2.39%	3.98%	5.40%
Total expenses	1.92%	1.89%	1.97%
Expenses before offsets	1.92%	1.89%	1.97%
Net expenses	1.91%	1.88%	1.96%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$231,952	$194,686	$159,007

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.70	$17.02	$17.36
Income from investment operations
Net investment income	.44	.85	.69
Net realized and unrealized gain	.14	(.10)	.09
Total from investment operations	.58	.75	.78
Distributions from
Net investment income	(.43)	(.85)	(.69)
Net realized gain	--	(.22)	(.43)
Total distributions	(.43)	(1.07)	(1.12)
Total increase (decrease) in net asset value	0.15	(.32)	(.34)
Net asset value, ending	$16.85	$16.70	$17.02

Total return*	3.50%	4.65%	4.66%
Ratios to average net assets: A
Net investment income	5.29% (a)	5.18%	3.98%
Total expenses	.55% (a)	.56%	.55%
Expenses before offsets	.55% (a)	.56%	.55%
Net expenses	.54% (a)	.55%	.55%
Portfolio turnover	384%	578%	742%
Net assets, ending (in thousands)	$129,752	$76,362	$62,013

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$17.53	$16.13	$17.46
Income from investment operations
Net investment income	.64	.89	1.06
Net realized and unrealized gain (loss)	.64	1.49	(.66)
Total from investment operations	1.28	2.38	.40
Distributions from
Net investment income	(.65)	(.88)	(1.11)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.45)	(.98)	(1.73)
Total increase (decrease) in net asset value	(.17)	1.40	(1.33)
Net asset value, ending	$17.36	$17.53	$16.13

Total return*	7.65%	15.31%	2.46%
Ratios to average net assets: A
Net investment income	3.74%	5.22%	6.70%
Total expenses	.56%	.57%	.61%
Expenses before offsets	.56%	.57%	.61%
Net expenses	.56%	.56%	.60%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$67,736	$54,842	$33,782

Financial Highlights

	Period Ended
	March 31,
Class R Shares	2007 # (z)
Net asset value, beginning	$16.78
Income from investment operations
Net investment income	.30
Net realized and unrealized gain	.08
Total from investment operations	.38
Distributions from
Net investment income	(.30)
Net realized gain	--
Total distributions	(.30)
Total increase (decrease) in net asset value	0.08
Net asset value, ending	$16.86

Total return*	2.29%
Ratios to average net assets: A
Net investment income	4.36% (a)
Total expenses	1,346.86% (a)
Expenses before offsets	1.48% (a)
Net expenses	1.47% (a)
Portfolio turnover	384%
Net assets, ending (in thousands)	$1

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#     From October 31, 2006 inception.

(a)      Annualized.

(z)      Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 6, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, the Fund's performance was above the median of its peer group. The Fund outperformed its Lipper index for the same one-, two-, three-, four-, five- and ten-year annualized periods. The Board noted the Fund's strong performance over time. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered that the advisory fee schedule for the Fund contained a breakpoint that reduced the advisory fee rate on assets above a specified level, noting that the Fund currently benefited from economies of scale. The Board also noted management's discussion of other potential economies of scale with respect to other expenses from which the Fund could benefit in the future and that management had agreed to add a breakpoint to the administrative fee schedule.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor was likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee was reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement was in the interests of the Fund and its shareholders.

Calvert Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

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March 31, 2007

Semi-Annual Report

Calvert Short Duration
Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter

1

Portfolio Management Discussion

4

Shareholder Expense Example

8

Statement of Net Assets

10

Statement of Operations

19

Statements of Changes in Net Assets

20

Notes to Financial Statements

22

Financial Highlights

27

Explanation of Financial Tables

31

Proxy Voting and Availability of Quarterly Portfolio Holdings

33

Basis for Board's Approval of Investment Advisory Contract

33

Dear Shareholder:

In the six months ended March 31, 2007, fixed-income investors received mixed signals about the economy. In an environment that sometimes seemed to feature an ideal combination of moderate economic growth and tame inflation, the U.S. Treasury yield curve stayed dramatically inverted in very short maturities. At the same time, the yield curve sloped upward from 5-year to 30-year maturities, producing an unusual situation where securities with maturities of less than one year offered higher yields than comparable securities of any other maturity.

The Lehman Brothers U.S. Credit Index, a commonly used benchmark for the U.S. bond market, gained 2.87% in the six-month period.

An Unusual Yield Curve

In the past, a flat or inverted yield curve (when interest rates for short-term securities are higher than for longer-term bonds) has typically preceded a recession, but we continue to see signs of U.S. economic growth continuing along its current trend with no expectation for recession. The Federal Reserve appears prepared to keep its benchmark short-term lending rate at 5.25% for an extended period of time. One factor that differentiates this economic cycle is the continued high demand for U.S. Treasury bonds from foreign investors, which has been holding down yields on longer-maturity issues denominated in U.S. dollars (a higher price translates to lower yield).

Another unusual aspect of the bond market has been the low compensation, measured in terms of additional yield compared with U.S. Treasury notes of comparable maturity, that the market has offered for owning corporate bonds. Yield spreads on corporate bonds, which entail some risk of default, have been at near-record low levels throughout most of the last six months. We anticipate that credit spreads will eventually widen and return to closer to their long-term averages.

Fixed-Income Expertise

In recognition of Calvert's expertise in managing fixed-income assets, Calvert Social Investment Fund Bond Portfolio Class I shares received a 2007 Lipper Fund Award for its three-year risk-adjusted returns relative to other corporate debt A-rated funds.1 The fund is managed by Calvert's taxable bond team, led by Greg Habeeb, who is responsible for overall portfolio strategy in all of Calvert's taxable fixed-income funds. This is the third time in the last four years that the fund has won the three-year Lipper award for its category.2

With more than 30 years of experience in managing fixed-income portfolios and over

$6 billion in fixed-income assets under management, Calvert has the depth of expertise needed to maximize returns in the current bond market.

Bond Funds a Portfolio Perennial

Because the correlation of their returns with the returns of equity funds have historically been low, bond funds are an important part of an investor's portfolio. The income from a fixed-income fund can also bolster the performance of your portfolio as a whole. To find out more about the advantages of bond funds, please talk to your financial advisor.

As always, thank you for your continued confidence in our investment products. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sale in a given country are selected and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, ten-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years. Source: Lipper Inc. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

2. The fund also won the Lipper Fund Award for three-year performance in 2004 and 2006.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

For the six-month-period ending March 31, 2007, Calvert Short Duration Income Fund Class A shares (at NAV*) produced a total return of 2.83% versus a return of 2.89% for the benchmark Lehman 1-5 year U.S. Credit Index.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target Fed funds rate unchanged at 5.25%. Interest rates on money-market instruments, including the three-month Treasury bill, slightly increased.1 Long-term interest rates were nearly unchanged, with the benchmark 10-year Treasury yield up 0.06% to 4.65%.

The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.3% annualized pace for the reporting period, which was markedly below the long-term U.S. average rate.2 One positive was steady job creation, which kept the unemployment rate at a low 4.4% as of March. But while the pace of inflation finally slowed during the last part of 2006, the core inflation rate of 2.3% remained a bit above the Fed's comfort zone.3

Also, a continued slowdown in the housing sector continued to drag on economic growth. Global financial markets were shaken in late February, as rising risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. One cause was the turmoil in the U.S. subprime mortgage industry--companies that make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages. As a result, an estimated 55 subprime lenders have gone out of business since late 2006.4

Portfolio Strategy

The difference in yields on two-year and 30-year Treasury bonds widened between September and March, with the yield on 30-year Treasury bonds up 0.08% and two-year Treasury yields falling approximately 0.1%. At the same time, yields on shorter-term securities (those maturing in one year or less) rose 0.11% so that they offered higher yields than longer-term bonds (maturing in 10 years or more) and producing an inverted yield curve. The Fund's overweight to these attractive short-maturity agency and corporate securities contributed to its performance.

We remained defensive over the period, with a target duration of 1.4 years at the end of March 2007, because we anticipate that inflation concerns and steady economic growth will push yields higher. If yields continue to increase, we would likely extend the Fund's duration slightly. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Solid sector allocations have strategically positioned us for future opportunities. The Fund's exposure to corporate bonds was lighter than the benchmark, with a 57% share at the end of the reporting period versus 100% for the Index. Narrow credit spreads (the difference in yields between Treasuries and corporate bonds of varying quality) drove this stance, since investors were not being compensated for taking on the additional risk of holding securities with lower credit quality. This conservative position in corporate bonds will allow us to increase our holdings in that sector if risk premiums increase to more appropriately reward investors for risk. However, the underweight to a strong performing corporate sector did hurt relative performance for the period.

Sector positives included a 22% allocation to AAA-rated taxable municipal bonds, which provided attractive yield with relatively low risk. The Fund also benefited from a small -- less than 5% -- position in high-yield securities (which are not in the benchmark). Individual security selection also helped. Highlights included obligations of companies in the commodities industry, such as Vale Overseas, a global diversified mining company, and Fortescue Metals Group--both of which rallied strongly over the period.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe that the housing slowdown will continue to be a drag on overall economic growth this year. To date, the fallout from the subprime mortgage market has had a limited effect on investor psychology, and overall access to borrowing remains good.

Consumer price inflation (CPI) is reasonably in line with past levels and inflation expectations remain low--yet the rate still lingers above the Fed's comfort zone. This sticky inflation, combined with a slowing economy, will make it hard for the Fed to do anything. In fact, the Fed indicated in March that it was less biased toward raising the target rate. This sets the stage for neutral monetary policy later this year--giving the Fed the flexibility to either raise or lower interest rates as economic conditions warrant.

Finally, we expect global demand for higher yields and foreign investment in U.S. bonds to cool this year. Consequently, we believe credit spreads will further widen and our strategic underweight to corporate bonds will allow us to increase our corporate bond holdings to take advantage of any buying opportunities that arise. Looking ahead, we believe the Fund is well-positioned to benefit from the economic and bond-market environment.

April 2007

1. The three-month Treasury bill yield rose 0.15% to 5.04%.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. The first quarter 2007 GDP data was not released at the time of this writing. First quarter 2007 GDP consensus was 2.3% per the March Wall Street Journal Survey of Professional Forecasters.

3. Core Personal Consumption Expenditures (PCE) deflator data available through January 2007.

4. Source: www.mortgageimplode.com.

As of March 31, 2007, the following companies represented the following percentages of Portfolio net assets: Vale Overseas 0.00% and Fortescue Metals Group 0.00%. All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2007
Investment Performance
(total return at NAV*)

	6 Months	12 Months
	ended	ended
	3/31/07	3/31/07
Class A	2.83%	5.82%
Class C	2.37%	4.93%
Class I**	3.00%	6.26%
Lehman 1-5 Year Credit Index	2.89%	6.32%
Lipper Short Investment Grade Debt Funds Avg	2.45%	4.98%

Maturity Schedule
Weighted Average
3/31/07	9/30/06
6 years	5 years

SEC Yields
	30 days ended
	3/31/07	9/30/06
Class A	4.31%	4.53%
Class C	3.62%	3.83%
Class I	4.77%	5.14%

		% of total
Economic Sectors		investments
Asset Backed Securities		8.6%
Banks		13.1%
Brokerages		1.5%
Financial Services		6.0%
Financials		3.5%
Industrial		12.4%
Industrial - Finance		5.5%
Insurance		1.0%
Municipal Obligations		21.5%
Real Estate Investment Trusts		4.4%
Special Purpose		2.1%
Transportation		0.4%
U.S. Government Agency Obligations		7.0%
U.S. Treasury		3.8%
Utilities		9.2%
		100%

**Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

Performance Comparison
Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics
March 31, 2007
Average Annual Total Returns
(with max. load)

Class A Shares
One year	2.92%
Five year	5.45%
Since inception	5.90%
(1/31/02)

Class C Shares
One year	3.93%
Since inception	4.47%
(10/1/02)

Portfolio Statistics
March 31, 2007

Average Annual Total Returns

Class I Shares*
One year	6.26%
Five year	6.45%
Since inception	6.43%
(2/26/02)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/06	3/31/07	10/1/06 - 3/31/07
Class A
Actual	$1,000.00	$1,028.30	$5.46
Hypothetical	$1,000.00	$1,019.55	$5.44
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,023.70	$9.50
Hypothetical	$1,000.00	$1,015.54	$9.46
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,030.00	$3.80
Hypothetical	$1,000.00	$1,021.19	$3.78
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.88% and 0.75% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2007

	Principal
Corporate Bonds - 65.2%	Amount	Value
ACLC Business Loan Receivables Trust, 5.97%, 10/15/21 (e)(r)	$515,426	$499,333
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	1,000,000	1,013,740
7.30%, 10/14/49 (e)	1,945,000	2,149,011
Alliance Mortgage Investments:
12.61%, 6/1/10 (r)	376,666	301,334
15.34%, 12/1/10 (r)	250,000	200,000
AMB Property LP, 5.45%, 12/1/10	3,000,000	3,026,291
American Electric Power Co., Inc., 4.709%, 8/16/07 (r)	1,000,000	997,056
American Express Co., 5.462%, 12/1/33 (r)	2,000,000	2,002,260
American Home Mortgage Assets, 2.579%, 5/25/46 (r)	8,134,711	482,999
Anadarko Petroleum Corp., 5.755%, 9/15/09 (r)	1,500,000	1,503,071
APL Ltd., 8.00%, 1/15/24	150,000	139,500
Appalachian Power Co., 5.68%, 6/29/07 (r)	3,000,000	3,001,732
Archstone-Smith Operating Trust, 5.25%, 12/1/10	2,000,000	1,997,771
AT&T Wireless Services, Inc. 7.50%, 5/1/07	550,000	550,784
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	350,000	190,964
Atmos Energy Corp., 5.735%, 10/15/07 (r)	2,500,000	2,500,279
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	227,000	255,976
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	2,963,957	3,124,100
Bank of Nova Scotia/Trust Company of New York, 5.20%, 2/20/09	5,000,000	5,020,186
Barrick Gold Finance Inc., 7.50%, 5/1/07	500,000	500,694
Bear Stearns Co's, Inc.:
5.966%, 9/27/07 (r)	135,000	135,386
6.08%, 10/28/14 (r)	1,000,000	1,001,502
BellSouth Telecommunications, Inc., 6.125%, 9/23/08	1,000,000	1,009,614
BF Saul, 7.50%, 3/1/14	500,000	510,000
BNP US Funding LLC, 7.738% to 12/5/07, floating rate thereafter
to 12/31/49 (e)(r)	115,000	116,396
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	3,000,000	2,953,494
Burlington Northern Santa Fe Corp., 7.875%, 4/15/07	2,300,000	2,301,547
C5 Capital SPV Ltd., 6.196% to 12/31/11, floating rate thereafter
to 12/31/49 (e)(r)	3,000,000	2,999,646
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	1,000,000	988,231
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	680,000	663,000
CAM US Finance SA Sociedad Unipersonal, 5.51%, 2/1/10 (e)(r)	3,000,000	2,999,550
Capital One Financial Corp., 4.738%, 5/17/07	1,000,000	999,200
Captec Franchise Trust, 8.155%, 6/15/13 (e)	1,250,000	1,275,738
Cardinal Health, Inc., 5.63%, 10/2/09 (e)(r)	1,000,000	1,001,194
Catholic High School of New Iberia VRDN, 6.29%, 11/1/19 (r)	1,665,000	1,665,000
CBS Corp., 5.625%, 5/1/07	875,000	874,996
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,997,518	1,972,826
Chase Manhattan Bank-First Union National Bank, 7.134%, 8/15/31	19,127	19,099
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	6,500,000	6,649,709
CIT Group, Inc., 5.58%, 5/18/07 (r)	200,000	200,052
CitiFinancial, 6.75%, 7/1/07	2,000,000	2,006,191

	Principal
Corporate Bonds - Cont'd	Amount	Value
Citigroup, Inc.:
5.493%, 6/9/09 (r)	$110,000	$110,245
6.50%, 1/18/11	7,000,000	7,328,913
5.10%, 9/29/11	2,000,000	1,995,101
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49 (r)	4,000,000	4,010,440
Clinic Building LLC, 5.38%, 2/1/23 (r)	2,370,000	2,370,000
College Loan Corp. Trust, 5.31%, 3/1/42 (e)(r)	6,000,000	6,000,000
Collegiate Funding Services Education Loan Trust I, 5.299%,
12/28/43 (r)	5,000,000	5,014,050
Countrywide Asset-Backed Certificates, 5.77%, 11/25/34 (r)	211,166	211,572
Countrywide Financial Corp.:
5.44%, 10/31/07 (r)	5,000,000	4,999,832
5.61%, 5/5/08 (r)	480,000	481,004
Countrywide Home Loan Mortgage Pass Through Trust, 5.00%,
2/25/33	164,829	164,246
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	3,910,353
5.245%, 11/15/36 (e)	2,000,000	2,004,517
5.362%, 11/15/36 (e)	1,000,000	1,002,252
Daimler-Chrysler North American Holding Corp., 5.69%,
3/13/09 (r)	2,000,000	1,999,885
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,091,758
Dominion Resources, Inc.:
5.65%, 9/28/07 (r)	3,500,000	3,501,974
5.687%, 5/15/08 (r)	3,000,000	3,012,891
Duke Energy Corp., 4.20%, 10/1/08	2,000,000	1,970,566
Duke Energy Indiana, Inc., 7.85%, 10/15/07	2,000,000	2,023,416
Dunkin Securitization, 5.779%, 6/20/31 (e)	4,000,000	4,069,272
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	997,372
Ferriot, Inc., 5.38%, 4/1/20 (r)	5,195,000	5,195,000
Fidelity National Information Services, Inc., 4.75%, 9/15/08	500,000	491,724
First Tennessee Bank, 5.75%, 12/1/08	250,000	251,908
FMG Finance Ltd., 9.36%, 9/1/11 (e)(r)	6,330,000	6,646,500
Ford Motor Credit Co., 9.81%, 4/15/12 (r)	1,500,000	1,576,859
GATX Rail Corp., 6.86%, 7/28/13	158,342	160,725
GE Dealer Floorplan Master Note Trust, 5.33%, 4/20/11 (r)	3,000,000	3,006,629
General Electric Capital Corp., 6.50%, 12/10/07	1,800,000	1,813,480
General Motors Acceptance Corp.:
6.15%, 4/5/07	10,000,000	9,999,851
6.31%, 7/16/07 (r)	5,750,000	5,751,451
6.125%, 8/28/07	7,837,000	7,822,813
5.125%, 5/9/08	690,000	688,406
6.50%, 9/23/08 (r)	500,000	497,869
Glitnir banki HF:
5.52%, 10/15/08 (e)(r)	3,000,000	2,999,944
4.75%, 10/15/10 (e)	1,000,000	961,870
5.80%, 1/21/11 (e)(r)	2,000,000	1,999,940
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	489,092
Trust III, 5.361%, 2/15/36 (e)	1,175,000	1,174,082
Golden Securities Corp., 5.62%, 12/2/13 (e)(r)	1,010,771	1,000,057
Goldman Sachs Group, Inc., 5.54%, 2/6/12 (r)	2,000,000	1,996,523

	Principal
Corporate Bonds - Cont'd	Amount	Value
GTE South, Inc., 6.125%, 6/15/07	$1,000,000	$1,000,337
HBOS Treasury Services plc, 3.50%, 11/30/07 (e)	125,000	123,162
Health Care Property Investors, Inc., 5.805%, 9/15/08 (r)	5,000,000	5,010,393
Household Finance Corp., 7.90%, 11/15/07	2,185,000	2,217,910
HRPT Properties Trust, 5.95%, 3/16/11 (r)	4,000,000	3,999,846
HSBC Finance Corp.:
5.836%, 2/15/08	4,000,000	4,018,221
4.45%, 9/15/08	2,000,000	1,979,417
Impac CMB Trust:
6.02%, 10/25/33 (r)	106,535	106,571
5.64%, 9/25/34 (r)	188,383	188,762
5.58%, 4/25/35 (r)	573,990	575,440
5.63%, 4/25/35 (r)	428,351	429,749
5.59%, 5/25/35 (r)	225,129	225,599
5.64%, 8/25/35 (r)	1,037,981	1,039,639
Independence Community Bank Corp.:
3.50% to 6/1/08, floating rate thereafter to 6/20/13 (r)	2,350,000	2,298,872
3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	4,500,000	4,346,257
Ingersoll-Rand Co. Ltd.:
6.391%, 11/15/27	1,135,000	1,197,044
6.443%, 11/15/27	105,000	112,240
6.015%, 2/15/28	500,000	511,535
Interpool Capital Trust, 9.875%, 2/15/27	500,000	520,000
Irwin Land LLC, 4.51%, 12/15/15	1,395,000	1,352,955
iStar Financial, Inc.:
5.738%, 3/3/08 (r)	2,000,000	2,003,137
5.69%, 3/9/10 (r)	1,500,000	1,499,906
JPMorgan Chase & Co.:
3.625%, 5/1/08	915,000	901,044
4.76%, 10/28/08 (r)	4,000,000	3,998,124
Kaupthing Bank HF:
5.51%, 12/1/09 (r)	2,000,000	1,983,368
6.06%, 1/15/10 (e)(r)	4,000,000	3,999,908
Kraft Foods, Inc., 5.25%, 6/1/07	2,000,000	1,998,720
Land O' Lakes Inc., 9.00%, 12/15/10	2,575,000	2,729,500
LB-UBS Commercial Mortgage Trust, 6.41%, 12/15/19	97,389	97,757
Lehman Brothers Holdings, Inc., 4.74%, 9/8/08 (r)	3,000,000	2,979,400
Leucadia National Corp., 7.125%, 3/15/17 (e)	3,000,000	2,952,139
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	1,500
MBNA Corp., 5.625%, 11/30/07	2,917,000	2,921,688
Melair Associates LLC VRDN, 5.72%, 9/1/34 (r)	1,335,000	1,335,000
Meridian Funding Co. LLC:
5.675%, 6/9/08 (r)	2,083,333	2,079,781
5.56%, 10/6/08 (e)(r)	450,485	450,844
Merrill Lynch & Co., Inc., 5.56%, 2/5/10 (r)	291,000	291,993
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	500,646
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	3,000,000	3,103,297
6.59%, 7/7/38	1,300,000	1,325,539
Navistar Financial Corp Owner Trust, 2.01%, 8/15/08	10,783	10,772
New Valley Generation I, 7.299%, 3/15/19	822,210	898,931
Noble Group Ltd., 6.625%, 3/17/15 (e)	200,000	187,578
Oneok, Inc., 5.51%, 2/16/08	3,285,000	3,289,451

	Principal
Corporate Bonds - Cont'd	Amount	Value
Orkney Re II plc, Series B, 8.376%, 12/21/35 (b)(e)(r)	$1,400,000	$1,190,000
Overseas Private Investment Corp., 7.45%, 12/15/10	827,269	864,007
Pacific Pilot Funding Ltd., 6.11%, 10/20/16 (e)(r)	493,825	493,314
Pacificorp, 6.375%, 5/15/08	30,000	30,368
Pacificorp Australia LLC, 6.15%, 1/15/08 (e)	3,000,000	3,015,454
Pioneer Natural Resources Co., 5.875%, 7/15/16	150,000	139,744
PP&L Capital Funding, Inc., 8.375%, 6/15/07	1,954,000	1,964,565
Preferred Term Securities IX Ltd., 6.116%, 4/3/33 (e)(r)	1,000,000	1,005,670
PRICOA Global Funding I, 5.428%, 6/3/08 (e)(r)	350,000	349,879
Providence Health Systems, 4.45%, 10/1/07	70,000	69,681
Prudential Financial, Inc., 5.49%, 6/13/08 (r)	500,000	500,730
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,275,000	1,280,999
Public Service Enterprise Group, Inc., 5.725%, 9/21/08 (r)	3,000,000	3,003,234
Reed Elsevier Capital, Inc., 5.685%, 6/15/10 (r)	2,500,000	2,499,936
Regions Financial Corp., 4.50%, 8/8/08	1,500,000	1,486,284
Residential Capital LLC.:
6.725%, 6/29/07 (r)	2,500,000	2,502,459
5.84%, 6/9/08 (r)	2,540,000	2,512,806
6.66%, 11/21/08 (r)	3,335,000	3,340,025
6.00%, 2/22/11	4,000,000	3,931,759
6.50%, 4/17/13	1,300,000	1,288,379
Richmond County Capital Corp., 8.624%, 7/15/49	1,700,000	1,706,375
SABMiller plc, 5.66%, 7/1/09 (e)(r)	175,000	175,561
Santander Issuances SA Unipersonal, 5.71%, 6/20/16 (e)(r)	3,000,000	3,051,464
Seitel, Inc., 9.75%, 2/15/14 (e)	250,000	252,500
Sovereign Bank:
4.00%, 2/1/08	2,830,000	2,798,083
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	4,975,000	4,910,411
Starwood Hotels & Resorts Worldwide, Inc., 7.375%, 5/1/07	650,000	649,188
Summit Properties Partnership LP, 7.20%, 8/15/07	138,000	138,626
Susquehanna Bancshares, Inc., 4.75% to 5/1/09, floating rate
thereafter to 5/1/14 (r)	1,000,000	982,779
TIERS Trust, 8.45%, 12/1/17 (n)*	658,859	9,883
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/09 (e)	3,000,000	2,711,955
2/15/45 (e)	46,538,313	6,087,211
TXU Electric Delivery Co., 5.725%, 9/16/08 (e)(r)	2,000,000	2,001,670
TXU Energy Co LLC, 5.85%, 9/16/08 (e)(r)	3,000,000	2,999,888
Tyco International Group SA, Participation Certificate Trust,
4.436%, 6/15/07 (e)	7,960,000	7,942,241
Union Pacific Corp.:
8.02%, 7/2/12	1,765,987	1,896,153
6.91%, 8/27/17	1,333,613	1,428,231
Vodafone Group plc:
5.424%, 6/29/07 (r)	2,000,000	1,999,478
5.64%, 2/27/12 (r)	1,950,000	1,950,777
Vornado Realty LP, 5.625%, 6/15/07	3,000,000	2,999,923
Wal-Mart Stores, Inc., 8.07%, 12/21/12	500,000	535,755
World Financial Network, Credit Card Master Note Trust, 5.69%,
5/15/12 (r)	1,000,000	1,003,872

	Principal
Corporate Bonds - Cont'd	Amount	Value
Xerox Corp., 6.10%, 12/18/09 (r)	$750,000	$760,313
Xstrata Finance Dubai Ltd., 5.71%, 11/13/09 (e)(r)	3,000,000	2,981,614

Total Corporate Bonds (Cost $331,157,539)		330,831,050

Taxable Municipal Obligations - 21.9%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.07%, 3/1/09	180,000	179,599
5.09%, 3/1/10	105,000	104,917
5.13%, 3/1/11	115,000	114,983
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/09	6,000,000	5,278,140
Allentown Pennsylvania GO Bonds, 3.41%, 10/1/09	1,910,000	1,842,386
Baltimore Maryland General Revenue Bonds, 5.00%, 7/1/12	1,330,000	1,325,957
Bayonne New Jersey Municipal Utilities Authority Revenue Bonds,
3.70%, 4/1/10	365,000	352,236
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	661,574
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,000,000	994,480
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	481,342
Burlingame California PO Revenue Bonds,
5.255%, 6/1/11	1,000,000	1,007,250
Butler Pennsylvania Redevelopment Authority Tax Increment
Revenue Bonds, 5.25%, 12/1/13	680,000	682,373
California State M-S-R Public Power Agency Revenue Bonds,
3.45%, 7/1/09	3,460,000	3,343,329
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/08	1,395,000	1,310,533
5.34%, 8/1/08	1,680,000	1,684,486
5.41%, 8/1/09	1,755,000	1,770,935
Zero Coupon, 6/1/10	2,820,000	2,401,822
Zero Coupon, 6/1/13	3,190,000	2,328,381
Canyon Texas Regional Water Authority Revenue Bonds,
5.70%, 8/1/12	165,000	169,066
Chicago Illinois O'Hare International Airport Revenue Bonds,
5.053%, 1/1/11	3,720,000	3,721,897
Chicago Illinois GO Bonds, 5.20%, 1/1/10	3,600,000	3,625,380
College Park Georgia Revenue Bonds, 5.497%, 1/1/08	2,000,000	2,002,980
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/12	380,000	285,175
Corte Madera California COPs, 5.447%, 2/1/16	1,575,000	1,571,267
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,810,000	1,848,499
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19	605,000	622,236
Grant County Washington Public Utility District No. 2 Revenue
Bonds:
3.91%, 1/1/08	325,000	321,854
5.11%, 1/1/13	500,000	499,960

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon:
6/1/11	$1,230,000	$997,407
12/1/11	1,230,000	974,197
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,785,000	1,805,028
Indiana State Bond Bank Revenue Bonds, 2.79%, 1/15/08	450,000	441,621
Inglewood California Pension Funding Revenue Bonds:
4.57%, 9/1/08	205,000	203,385
4.65%, 9/1/09	215,000	213,123
4.74%, 9/1/10	225,000	222,734
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	655,000	651,024
JEA Florida St. Johns River Power Park System Revenue Bonds,
4.80%, 10/1/07	3,000,000	2,993,250
La Verne California PO Revenue Bonds:
5.25%, 6/1/07	125,000	125,002
5.34%, 6/1/08	260,000	260,606
5.40%, 6/1/09	270,000	272,395
5.45%, 6/1/10	340,000	344,746
5.49%, 6/1/11	350,000	356,513
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds:
3.94%, 7/1/08	775,000	761,879
4.22%, 7/1/09	805,000	788,377
Los Angeles County California PO Revenue Bonds, Zero Coupon:
6/30/07	1,595,000	1,573,547
6/30/10	363,000	307,465
Maryland State Health and Higher Educational Facilities Authority
Revenue Bonds, 5.30%, 7/1/10	630,000	635,273
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	3,385,000	3,384,695
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	3,300,000	3,231,525
New York State Urban Development Corp. Revenue Bonds, 4.38%,
12/15/11	2,300,000	2,231,391
Northwest Washington Electric Energy Revenue Bonds, 4.06%,
7/1/09	1,000,000	980,140
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	974,466
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/10	2,000,000	1,659,180
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,885,082
5.252%, 9/1/16	2,000,000	2,002,180
5.263%, 9/7/16	3,000,000	3,004,740
Oklahoma City Oklahoma Airport Trust Revenue Bonds, 4.60%,
10/1/09	1,330,000	1,315,144
Oklahoma State Capital Improvement Authority Revenue Bonds,
5.10%, 7/1/11	2,720,000	2,731,125
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/11	6,100,000	4,867,495
Oregon State Community College Districts Revenue Bonds, Zero
Coupon, 6/30/07	1,465,000	1,445,296

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oregon State Department of Administrative Services Lottery
Revenue Bonds:
5.389%, 4/1/08	$1,000,000	$1,001,500
5.334%, 4/1/09	1,565,000	1,573,952
5.374%, 4/1/10	1,650,000	1,663,893
5.355%, 4/1/11	1,000,000	1,011,470
Pittsburg California Redevelopment Agency Tax Allocation Bonds,
5.115%, 8/1/16	2,160,000	2,141,683
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	4,000,000	4,017,120
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	705,000	720,707
Riverside California Public Financing Authority Tax Allocation
Bonds, 5.24%, 8/1/17	2,000,000	1,982,560
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	820,000	825,986
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 4.985%, 12/1/09	1,035,000	1,035,238
San Antonio Texas GO Bonds, 2.80%, 2/1/08	500,000	490,085
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	1,480,000	1,511,154
San Francisco City and County California Redevelopment Financing
Authority Revenue Bonds, 5.00%, 8/1/07	1,000,000	999,200
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.18%, 9/1/11	1,575,000	1,580,292
Schenectady New York Metroplex Development Authority
Revenue Bonds:
5.20%, 8/1/08	125,000	125,110
5.15%, 8/1/09	135,000	135,315
Shawano-Gresham Wisconsin School District GO Bonds,
5.75%, 3/1/11	360,000	367,780
Shorewood Wisconsin School District GO Bonds, 5.30%,
4/1/16	335,000	337,864
South Bend County Indiana Economic Development Income
Tax Revenue Bonds:
5.125%, 2/1/10	820,000	817,934
5.20%, 2/1/14	1,295,000	1,282,374
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	630,000	670,780
Texas Municipal Gas Corp., 2.60%, 7/1/07	145,000	144,507
West Contra Costa California Unified School District COPs:
4.50%, 1/1/08	275,000	273,116
4.59%, 1/1/09	285,000	282,523
4.66%, 1/1/10	435,000	430,441
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	341,409

Total Taxable Municipal Obligations (Cost $110,681,059)		110,937,061

U.S. Government Agencies	Principal
and Instrumentalities - 7.1%	Amount	Value
Fannie Mae, 5.50%, 12/25/16	$912,705	$909,213
Federal Farm Credit Bank, 3.20%, 4/7/08	3,000,000	2,941,834
Federal Home Loan Bank:
0.00%, 7/16/07 (r)	5,000,000	4,925,000
5.00%, 10/26/07	5,000,000	4,995,306
0.00%, 12/28/07 (r)	5,500,000	5,232,150
3.625%, 11/14/08	3,395,000	3,325,655
Federal Home Loan Bank Discount Notes, 4/2/07	10,800,000	10,798,500
Freddie Mac, 5.125%, 12/15/13	2,153,476	2,132,980
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16	749,999	865,401

Total U.S. Government Agencies and Instrumentalities
(Cost $36,189,699)		36,126,039

U.S. Treasury - 3.8%
United States Treasury Notes:
5.00%, 7/31/08	4,870,000	4,882,175
4.625%, 2/29/12	1,560,000	1,565,606
5.125%, 5/15/16	1,690,000	1,747,302
4.625%, 2/15/17	10,775,000	10,751,430

Total U.S. Treasury (Cost $18,919,941)		18,946,513

Equity Securities - 1.1%	Shares
Conseco, Inc., Preferred	72,000	1,703,520
Roslyn Real Estate Asset Corp., Preferred	15	1,510,312
WoodBourne Pass-Through Trust, Preferred (e)	25	2,503,906

Total Equity Securities (Cost $5,833,254)		5,717,738

TOTAL INVESTMENTS (Cost $502,781,492) - 99.1%		502,558,401
Other assets and liabilities, net - 0.9%		4,444,595
Net Assets - 100%		$507,002,996

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 28,712,410 shares outstanding		$461,749,076
Class C: 2,757,641 shares outstanding		44,406,940
Class I: 6,275 shares outstanding		(722,043)
Undistributed net investment income (loss)		(218,959)
Accumulated net realized gain (loss) on investments		1,711,387
Net unrealized appreciation (depreciation) on investments		76,595

Net Assets		$507,002,996

Net Asset Value Per Share:
Class A (based on net assets of $462,628,389)		$16.11
Class C (based on net assets of $44,273,384)		$16.05
Class I (based on net assets of $101,223)		$16.13

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	219	6/07	$44,871,047	($4,544)
Total Purchased				($4,544)

Sold:
5 year U.S. Treasury Notes	212	6/07	22,428,938	$38,339
U.S. Treasury Bonds	166	6/07	18,467,500	265,891
Total Sold				$304,230

*      Non-income producing security.

(b)      This security was valued by the Board of Trustees. See Note A.

(e)      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)      The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)       The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006 and February of 2007. This security is no longer accruing interest. The total interest due from this security as of March 31, 2007 is $14,817. Subsequent to period end, $14,817 of accrued interest was written off.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2007

Net Investment Income
Investment Income:
Interest income	$12,349,370
Dividend income	199,933
Total investment income	12,549,303

Expenses:
Investment advisory fee	799,217
Administrative fees	684,955
Transfer agency fees and expenses	453,498
Distribution plan expenses:
Class A	519,248
Class C	206,047
Trustees' fees and expenses	15,675
Custodian fees	43,093
Registration fees	23,723
Reports to shareholders	55,948
Professional fees	12,524
Accounting fees	33,337
Miscellaneous	7,927
Total expenses	2,855,192
Reimbursement from Advisor:
Class A	(187,841)
Class I	(3,595)
Fees paid indirectly	(32,200)
Net expenses	2,631,556
Net Investment Income	9,917,747

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,249,700
Foreign currency transactions	(34)
Futures	(370,685)
1,878,981

Change in unrealized appreciation (depreciation) on:
Investments	317,786
Foreign currency transactions	(11)
Futures	473,992
791,767

Net Realized and Unrealized Gain (Loss)	2,670,748

Increase (Decrease) in Net Assets
Resulting From Operations	$12,588,495

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$9,917,747	$13,249,884
Net realized gain (loss)	1,878,981	2,722,038
Change in unrealized appreciation (depreciation)	791,767	178,920

Increase (Decrease) in Net Assets
Resulting From Operations	12,588,495	16,150,842

Distributions to shareholders from:
Net investment income:
Class A shares	(9,489,617)	(12,027,448)
Class C shares	(773,867)	(1,092,958)
Class I shares	(2,145)	(102,488)
Net realized gain:
Class A shares	(2,214,450)	(2,072,467)
Class C shares	(221,673)	(258,818)
Class I shares	(465)	--
Total distributions	(12,702,217)	(15,554,179)

Capital share transactions:
Shares sold:
Class A shares	138,448,157	264,367,167
Class C shares	10,054,352	20,386,361
Class I shares	19,784	6,217,560
Reinvestment of distributions:
Class A shares	10,644,418	12,678,638
Class C shares	494,538	774,354
Class I shares	2,610	102,488
Redemption fees:
Class A shares	4,293	6,035
Class C shares	14	602
Class I shares	--	1
Shares redeemed:
Class A shares	(77,313,156)	(98,407,946)
Class C shares	(5,876,157)	(10,226,332)
Class I shares	(3,565)	(12,418,314)
Total capital share transactions	76,475,288	183,480,614

Total Increase (Decrease) in Net Assets	76,361,566	184,077,277

Net Assets
Beginning of period	430,641,430	246,564,153
End of period (including (distributions in excess of net investment income) and undistributed net investment income of ($218,959) and $128,923, respectively)	$507,002,996	$430,641,430

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A shares	8,585,027	16,472,532
Class C shares	625,846	1,274,937
Class I shares	1,226	387,627
Reinvestment of distributions:
Class A shares	661,569	791,350
Class C shares	30,847	48,497
Class I shares	162	6,394
Shares redeemed:
Class A shares	(4,795,556)	(6,130,747)
Class C shares	(365,793)	(639,290)
Class I shares	(222)	(771,562)
Total capital share activity	4,743,106	11,439,738

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2007, securities valued at $1,190,000 or 0.2% of net assets were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 18.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Fund's average daily net assets. Under the terms of the agreement, $145,858 was payable at period end. In addition, $61,764 was payable at period end for operating expenses paid by the Advisor during March 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. The contractual expense cap is 1.08% for Class A and .75% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $125,005 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund, is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $131,740 was payable at period end.

The Distributor received $30,405 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $37,374 for the six months ended March 31, 2007. Under the terms of agreement, $7,416 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an an employee of the Advisor or its affiliates receives an annual fee of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $468,620,132 and $420,842,357, respectively. U.S. government security purchases and sales were $627,632,369 and $629,120,058, respectively.

The cost of investments owned at March 31, 2007 for federal income tax purposes was $502,788,755. Net unrealized depreciation aggregated $230,354 of which $1,831,508 related to appreciated securities and $2,061,862 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2007, such purchase and sale transactions were $0 and $2,000,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2007. For the six months ended March 31, 2007, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$111,948	5.87%	$3,764,051	October 2006

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007(z)	2006 (z)	2005 (z)
Net asset value, beginning	$16.11	$16.13	$16.35
Income from investment operations
Net investment income	.35	.65	.43
Net realized and unrealized gain	.10	.11	.09
Total from investment operations	.45	.76	.52
Distributions from:
Net investment income	(.36)	(.64)	(.43)
Net realized gain	(.09)	(.14)	(.31)
Total distributions	(.45)	(.78)	(.74)
Total increase (decrease) in net asset value	--	(.02)	(.22)
Net asset value, ending	$16.11	$16.11	$16.13

Total return*	2.83%	4.86%	3.25%
Ratios to average net assets: A
Net investment income	4.42% (a)	4.12%	2.69%
Total expenses	1.18% (a)	1.19%	1.19%
Expenses before offsets	1.09% (a)	1.09%	1.09%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	264%	524%	633%
Net assets, ending (in thousands)	$462,628	$390,947	$211,734

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002^
Net asset value, beginning	$16.58	$15.96	$15.00
Income from investment operations
Net investment income	.32	.39	.39
Net realized and unrealized gain	.36	1.00	.98
Total from investment operations	.68	1.39	1.37
Distributions from:
Net investment income	(.32)	(.39)	(.41)
Net realized gain	(.59)	(.38)	--
Total distributions	(.91)	(.77)	(.41)
Total increase (decrease) in net asset value	(.23)	.62	.96
Net asset value, ending	$16.35	$16.58	$15.96

Total return*	4.23%	9.04%	9.21%
Ratios to average net assets: A
Net investment income	1.98%	2.43%	3.96% (a)
Total expenses	1.21%	1.27%	1.64% (a)
Expenses before offsets	1.09%	1.07%	.99% (a)
Net expenses	1.08%	1.06%	.98% (a)
Portfolio turnover	967%	2,078%	1,777%
Net assets, ending (in thousands)	$141,155	$92,600	$32,821

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$16.06	$16.08	$16.31
Income from investment operations
Net investment income	.29	.52	.29
Net realized and unrealized gain	.09	.11	.08
Total from investment operations	.38	.63	.37
Distributions from:
Net investment income	(.30)	(.51)	(.29)
Net realized gain	(.09)	(.14)	(.31)
Total distributions	(.39)	(.65)	(.60)
Total increase (decrease) in net asset value	(.01)	(.02)	(.23)
Net asset value, ending	$16.05	$16.06	$16.08

Total return*	2.37%	4.05%	2.32%
Ratios to average net assets: A
Net investment income	3.62% (a)	3.28%	1.81%
Total expenses	1.90% (a)	1.92%	1.95%
Expenses before offsets	1.90% (a)	1.92%	1.95%
Net expenses	1.88% (a)	1.91%	1.94%
Portfolio turnover	264%	524%	633%
Net assets, ending (in thousands)	$44,273	$39,612	$28,663

	Periods Ended
	September 30,	September 30,
Class C Shares	2004	2003^^^
Net asset value, beginning	$16.54	$15.96
Income from investment operations
Net investment income	.18	.25
Net realized and unrealized gain	.36	.96
Total from investment operations	.54	1.21
Distributions from:
Net investment income	(.18)	(.25)
Net realized gain	(.59)	(.38)
Total distributions	(.77)	(.63)
Total increase (decrease) in net asset value	(.23)	.58
Net asset value, ending	$16.31	$16.54

Total return*	3.34%	7.81%
Ratios to average net assets: A
Net investment income	1.12%	1.32%
Total expenses	1.96%	2.14%
Expenses before offsets	1.96%	2.14%
Net expenses	1.95%	2.12%
Portfolio turnover	967%	2,078%
Net assets, ending (in thousands)	$23,537	$14,283

Financial Highlights

		Periods Ended
	March 31,	September 30,	November 7,
Class I Shares	2007 (z)	2006 (y)(z)	2005 (x)
Net asset value, beginning	$16.13	$16.04	$16.12
Income from investment operations
Net investment income	.38	.33	.06
Net realized and unrealized gain	.10	.12	(.04)
Total from investment operations	.48	.45	.02
Distributions from:
Net investment income	(.39)	(.36)	(.05)
Net realized gain	(.09)	--	--
Total distributions	(.48)	(.36)	(.05)
Total increase (decrease) in net asset value	--	.09	(.03)
Net asset value, ending	$16.13	$16.13	$16.09

Total return*	3.00%	2.84%	.13%
Ratios to average net assets: A
Net investment income	4.73% (a)	4.73% (a)	3.65% (a)
Total expenses	8.96% (a)	.63% (a)	.81% (a)
Expenses before offsets	.76% (a)	.62% (a)	.81% (a)
Net expenses	.75% (a)	.61% (a)	.79% (a)
Portfolio turnover	264%	209%	293%
Net assets, ending (in thousands)	$101	$82	$0

	Periods Ended
	September 30,	September 30,	September 30,	September 30,
Class I Shares	2005 (z)	2004	2003	2002^^
Net asset value, beginning	$16.37	$16.61	$15.97	$15.40
Income from investment operations
Net investment income	.49	.41	.46	.41
Net realized and unrealized gain	.10	.35	1.01	.54
Total from investment operations	.59	.76	1.47	.95
Distributions from:
Net investment income	(.53)	(.41)	(.45)	(.38)
Net realized gain	(.31)	(.59)	(.38)	--
Total distributions	(.84)	(1.00)	(.83)	(.38)
Total increase (decrease) in net asset value	(.25)	(.24)	.64	.57
Net asset value, ending	$16.12	$16.37	$16.61	$15.97

Total return*	3.72%	4.73%	9.53%	6.27%
Ratios to average net assets: A
Net investment income	3.00%	2.46%	2.88%	4.22% (a)
Total expenses	.62%	.61%	.65%	.76% (a)
Expenses before offsets	.62%	.61%	.65%	.76% (a)
Net expenses	.61%	.60%	.63%	.75% (a)
Portfolio turnover	633%	967%	2,078%	1.77%
Net assets, ending (in thousands)	$6,167	$24,369	$27,188	$18,807

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)      Annualized.

(x)      The last remaining shareholder in Class I redeemed on November 7, 2005.

(y)      Class I resumed upon shareholder investment on April 21, 2006.

(z)      Per share figures are calculated using the Average Share Method.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^     From January 31, 2002, inception.

^^      From February 27, 2002, inception.

^^^      From October 1, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 6, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three- and four-year annualized periods ended June 30, 2006, the Fund's performance was above the median of its peer group. The Fund outperformed its Lipper index for the same one-, two-, three- and four-year annualized periods. The Board noted the Fund's strong performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and reimbursements) was below the median of its peer group and that total expenses (net of waivers and reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor, the Fund's performance and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted that the Advisor reimbursed expenses of the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. The Board took into account management's agreement to consider adding breakpoints to the Fund's advisory fee schedule if assets in the Fund continued to increase. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor was likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee was reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement was in the interests of the Fund and its shareholders.

Calvert Short Duration Income Fund

To Open an Account
800-368-2748

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Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

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Shareholders: 800-368-2745
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800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

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March 31, 2007

Semi-Annual Report

Calvert Long-Term
Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Schedule of Investments
10

Statement of Assets and Liabilities
15

Statement of Operations
16

Statements of Changes in Net Assets
17

Notes to Financial Statements
18

Financial Highlights
23

Explanation of Financial Tables
24

Proxy Voting and Availability of Quarterly Portfolio Holdings
26

Basis for Board's Approval of Investment Advisory Contract
26

Dear Shareholder:

In the six months ended March 31, 2007, fixed-income investors received mixed signals about the economy. In an environment that sometimes seemed to feature an ideal combination of moderate economic growth and tame inflation, the U.S. Treasury yield curve stayed dramatically inverted in very short maturities. At the same time, the yield curve sloped upward from 5-year to 30-year maturities, producing an unusual situation where securities with maturities of less than one year offered higher yields than comparable securities of any other maturity.

The Lehman Brothers U.S. Credit Index, a commonly used benchmark for the U.S. bond market, gained 2.87% in the six-month period.

An Unusual Yield Curve

In the past, a flat or inverted yield curve (when interest rates for short-term securities are higher than for longer-term bonds) has typically preceded a recession, but we continue to see signs of U.S. economic growth continuing along its current trend with no expectation for recession. The Federal Reserve appears prepared to keep its benchmark short-term lending rate at 5.25% for an extended period of time. One factor that differentiates this economic cycle is the continued high demand for U.S. Treasury bonds from foreign investors, which has been holding down yields on longer-maturity issues denominated in U.S. dollars (a higher price translates to lower yield).

Another unusual aspect of the bond market has been the low compensation, measured in terms of additional yield compared with U.S. Treasury notes of comparable maturity, that the market has offered for owning corporate bonds. Yield spreads on corporate bonds, which entail some risk of default, have been at near-record low levels throughout most of the last six months. We anticipate that credit spreads will eventually widen and return to closer to their long-term averages.

Fixed-Income Expertise

In recognition of Calvert's expertise in managing fixed-income assets, Calvert Social Investment Fund Bond Portfolio Class I shares received a 2007 Lipper Fund Award for its three-year risk-adjusted returns relative to other corporate debt A-rated funds.1 The fund is managed by Calvert's taxable bond team, led by Greg Habeeb, who is responsible for overall portfolio strategy in all of Calvert's taxable fixed-income funds. This is the third time in the last four years that the fund has won the three-year Lipper award for its category.2

With more than 30 years of experience in managing fixed-income portfolios and over

$6 billion in fixed-income assets under management, Calvert has the depth of expertise needed to maximize returns in the current bond market.

Bond Funds a Portfolio Perennial

Because the correlation of their returns with the returns of equity funds have historically been low, bond funds are an important part of an investor's portfolio. The income from a fixed-income fund can also bolster the performance of your portfolio as a whole. To find out more about the advantages of bond funds, please talk to your financial advisor.

As always, thank you for your continued confidence in our investment products. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

April 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sale in a given country are selected and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, ten-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years. Source: Lipper Inc. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

2. The fund also won the Lipper Fund Award for three-year performance in 2004 and 2006.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

For the six-month period ended March 31, 2007, Calvert Long-Term Income Fund Class A shares (at NAV*) returned 3.24%, exceeding the 2.55% return of the benchmark Lehman Long U.S. Credit Index.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target Fed funds rate unchanged at 5.25%. Interest rates on money-market instruments, including the three-month Treasury bill, slightly increased.1 Long-term interest rates were nearly unchanged, with the benchmark 10-year Treasury yield up 0.06% to 4.65%.

The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.3% annualized pace during the reporting period, which was markedly below the long-term U.S. average rate.2 One positive was steady job creation, which kept the unemployment rate at a low 4.4% as of March. But while the pace of inflation finally slowed during the last part of 2006, the core inflation rate of 2.3% remained a bit above the Fed's comfort zone.3

Also, a continued slowdown in the housing sector continued to drag on economic growth. Global financial markets were shaken in late February, as rising risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. One cause was the turmoil in the U.S. subprime mortgage industry--companies that make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages. As a result, an estimated 55 subprime lenders have gone out of business since late 2006.4

Portfolio Strategy

The Portfolio posted strong returns during the reporting period, largely due to our overweight to short-term government agency and corporate bonds. The difference in yields on two-year and 30-year bonds widened from 0.08% to 0.27% between September and March, with 30-year Treasury bond yields up 0.08%. However, shorter-term securities (those maturing in one year or less) still offered higher yields than other maturities, creating an unusual inverted yield curve.

Overall, we maintained a short duration relative to the Portfolio's benchmark because we anticipate that inflation concerns and steady economic growth will push yields higher. But if long-term yields continue to increase, we would likely extend the duration of the Fund slightly. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Our sector allocations were solid during the period. Given the very small additional yield gained for investing in corporate bonds over the three-month U.S. Treasury bill, we maintained a defensive stance going into the end of 2006--keeping a smaller allocation (19%) in corporate bonds. A large portion of the Fund's exposure (18%) was in AAA-rated taxable municipals, which have recently provided attractive yield with relatively low risk. The Fund also benefited from a small position (5%) in high-yield corporate bonds (which are not in the benchmark).

Our conservative position in corporate bonds will allow us to take advantage of opportunities to increase our corporate bond holdings if the premium for investing in riskier securities increases.

Individual security selection also boosted returns during the period. Highlights included bonds issued by Xerox and Ameriprise Financial, both of which rallied strongly as the difference between their yields and those of Treasuries narrowed 0.21% and 0.61%, respectively.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe that the housing slowdown will continue to be a drag on overall economic growth this year. To date, the fallout from the subprime mortgage market has had a limited effect on investor psychology, and overall access to borrowing remains good.

Consumer price inflation (CPI) is reasonably in line with past levels and inflation expectations remain low--yet the rate still lingers above the Fed's comfort zone. This persistence of inflation, combined with a slowing economy, will make it hard for the Fed to do anything. In fact, the Fed indicated in March that it was less biased toward raising the target rate. This sets the stage for neutral monetary policy later this year--giving the Fed the flexibility to either raise or lower interest rates as economic conditions warrant.

Finally, we expect global demand for higher yields and foreign investment in U.S. bonds to cool this year. Consequently, we believe credit spreads (the difference in yields between Treasuries and corporate bonds of varying quality) will further widen, increasing the compensation for investors willing to take on the additional risk of securities with lower credit quality. Overall, our strategic underweight to corporate bonds positions us to take advantage of any buying opportunities that arise in this area.

April 2007

1. The three-month Treasury bill yield rose 0.15% to 5.04%.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. The first quarter 2007 GDP data was not released at the time of this writing. First quarter 2007 GDP consensus was 2.3% per the March Wall Street Journal Survey of Professional Forecasters.

3. Core Personal Consumption Expenditures (PCE) deflator data available through January 2007.

4. Source: www.mortgageimplode.com

As of March 31, 2007, the following companies represented the following percentages of Portfolio net assets: Xerox 0.00% and Ameriprise Financial 0.00%. All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2007
Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	3/31/07	3/31/07
Class A	3.24%	7.86%
Lehman Long U.S. Credit Index**	2.55%	7.94%
Lipper Corp Debt Funds BBB Rated**	3.14%	6.88%

Maturity Schedule
Weighted Average
3/31/07	9/30/06
12 years	17 years

SEC Yield
30 days ended
3/31/07	9/30/06
3.83%	3.93%

		% of total
Economic Sectors		investments
Asset Backed Securities		0.4%
Banks		2.3%
Brokerages		0.9%
Financials		3.8%
Industrial		10.5%
Industrial - Finance		0.6%
Insurance		0.1%
Municipal Obligations		18.1%
Real Estate Investment Trusts		0.8%
Special Purpose		4.2%
Transportation		1.8%
U.S. Government Agency Obligations		28.8%
U.S. Treasury		25.8%
Utility		1.9%
Total		100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2007
Average Annual Total Returns
(with max. load)
Class A
One Year	3.78%
Since Inception	4.06%
(12/31/04)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/06	3/31/07	10/1/06 - 3/31/07
Actual	$1,000.00	$1,032.40	$6.33
Hypothetical	$1,000.00	$1,018.70	$6.29
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments

March 31, 2007

	Principal
Corporate Bonds - 27.5%	Amount	Value
Alliance Mortgage Investments, 12.59%, 6/1/10 (r)	$4,708	$3,767
APL Ltd., 8.00%, 1/15/24	15,000	13,950
Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (e)	100,000	97,150
Asian Development Bank, 6.22%, 8/15/27	30,000	33,721
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	20,000	10,912
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	25,000	28,191
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	26,401	27,828
Bear Stearns Co's, Inc., 6.08%, 10/28/14 (r)	30,000	30,045
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	180,000	167,559
Bunge N.A. Finance L.P., 5.90%, 4/1/17	30,000	29,704
Burlington Northern Santa Fe Corp., 7.29%, 6/1/36	10,000	11,135
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/31/49 (e)(r)	80,000	78,404
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	20,000	19,500
Chesapeake Energy Corp., 6.50%, 8/15/17	30,000	29,625
CIT Group, Inc., 6.10%, 3/15/67 (r)	50,000	48,382
Dominion Resources, Inc., 5.663%, 9/28/07 (r)	20,000	20,011
FMG Finance Ltd., 9.36%, 9/1/11 (e)(r)	85,000	89,250
Ford Motor Credit Co., 5.65%, 6/20/07	30,000	29,935
Fort Knox Military Housing, 5.915%, 2/15/52 (e)	130,000	132,566
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	15,000	15,971
Goldman Sachs Group, Inc., 6.345%, 2/15/34	55,000	54,450
GS Auto Loan Trust, 2.65%, 5/16/11	36,188	35,835
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	35,000	33,988
Impac CMB Trust, 5.59%, 5/25/35 (r)	4,503	4,512
Ingersoll-Rand Co. Ltd.:
6.391%, 11/15/27	40,000	42,187
6.23%, 11/19/27	15,000	15,702
6.015%, 2/15/28	25,000	25,577
Interpool Capital Trust, 9.875%, 2/15/27	25,000	26,000
Jersey Central Power & Light Co., 5.625%, 5/1/16	15,000	15,185
Johnson Controls, Inc., 5.59%, 1/17/08 (r)	50,000	50,061
JPMorgan Chase Capital XVIII, 6.95%, 8/17/36	50,000	52,034
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	50,000	49,976
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	110,000	103,400
Leucadia National Corp., 7.125%, 3/15/17 (e)	100,000	98,405
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	30,828
Mcguire Air Force Base, Military Housing Project, 5.611%,
9/15/51 (e)	30,000	29,564
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	30,000	28,644
Midwest Family Housing LLC, 5.581%, 1/1/51 (e)	30,000	29,017
NationsBank Cap Trust III, 5.91%, 1/15/27 (r)	15,000	14,535
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	40,000	42,225
6.59%, 7/7/38	30,000	30,589

	Principal
Corporate Bonds - Cont'd	Amount	Value
Noble Group Ltd., 6.625%, 3/17/15 (e)	$30,000	$28,137
Northrop Grumman Space & Mission Systems Corp.,
6.32%, 5/27/08	25,000	25,279
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	40,000	40,687
5.78%, 10/1/36 (e)	50,000	50,931
Pacific Beacon LLC, 5.638%, 7/15/51 (e)	40,000	39,178
Pioneer Natural Resources Co.:
5.875%, 7/15/16	20,000	18,633
6.65%, 3/15/17	40,000	39,534
6.875%, 5/1/18	110,000	108,179
PP&L Capital Funding, Inc., 6.70% to 3/30/17, floating rate
thereafter to 3/30/67 (r)	50,000	49,416
PPL Montana LLC, 8.903%, 7/2/20	25,919	28,646
Puget Energy, Inc., 7.02%, 12/1/27	25,000	28,406
RBS Capital Trust IV, 6.15% to 9/30/14, floating rate thereafter
to 9/29/49 (r)	30,000	30,611
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	24,847
Residential Capital LLC:
6.725%, 6/29/07 (r)	50,000	50,049
6.66%, 11/21/08 (r)	20,000	20,030
6.50%, 4/17/13	30,000	29,732
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	10,669
SABMiller plc, 5.66%, 7/1/09 (e)(r)	60,000	60,193
Security Capital Assurance Ltd, 6.88% to 9/30/17, floating rate
thereafter to 12/31/49 (e)(r)	30,000	30,268
SLM Corp., 5.58%, 7/25/07 (r)	50,000	50,017
Southern California Edison Co., 5.75%, 4/1/35	10,000	9,941
Toll Road Investors Partnership II LP:
Zero Coupon, 2/15/28 (e)	135,000	39,303
Zero Coupon, 2/15/31 (e)	196,000	47,784
Zero Coupon, 2/15/45 (e)	390,604	51,091
Verizon North, Inc., 5.634%, 1/1/21 (e)	15,000	14,573
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	30,000	35,741

Total Corporate Bonds (Cost $2,709,236)		2,692,195

Taxable Municipal Obligations - 16.1%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	29,974
Alabaster Alabama GO Bonds, 5.45%, 4/1/21	25,000	24,332
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	30,000	29,846
California Statewide Communities Development Authority
Revenue Bonds, 5.61%, 8/1/14	30,000	30,784
Camarillo California Community Development Commission
Tax Allocation, 5.78%, 9/1/26	30,000	29,929
Canyon Texas Regional Water Authority Revenue Bonds,
6.25%, 8/1/28	50,000	51,273
Coachella California Redevelopment Agency Tax Allocation
Bonds, 6.20%, 9/1/36	50,000	52,316
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	30,000	30,706

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Cook County Illinois School District GO Bonds,
Zero Coupon, 12/1/24	$25,000	$9,119
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	83,905
Ewing Township New Jersey School District GO Bonds,
4.80%, 5/1/16	10,000	9,727
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	14,774
5.34%, 6/1/25	15,000	14,508
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	24,636
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	25,000	24,412
Grant County Washington Public Utility District No. 2
Revenue Bonds:
5.29%, 1/1/20	25,000	24,737
5.48%, 1/1/21	10,000	10,123
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	15,388
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	25,000	24,975
Indiana State Bond Bank Revenue Bonds:
5.32%, 1/15/19	35,000	34,575
6.01%, 7/15/21	50,000	51,538
Kalamazoo Michigan Building Authority Revenue Bonds,
5.00%, 10/1/20	20,000	19,464
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	15,000	14,850
Kern County California PO Revenue Bonds,
Zero Coupon, 8/15/20	125,000	59,260
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	50,000	50,849
La Mesa California COPs, 6.32%, 8/1/26	30,000	30,676
Leland Stanford Jr. University California Revenue Bonds,
6.875%, 2/1/24	100,000	114,842
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.69%, 10/1/30	15,000	14,658
Mississippi State Development Bank SO Revenue Bonds,
5.60%, 1/1/26	30,000	28,755
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	10,000	9,799
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	31,007
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	55,397
Oakland California Redevelopment Agency Tax Allocation
Bonds, 5.411%, 9/1/21	30,000	30,198
Oceanside California PO Revenue Bonds, 5.25%, 8/15/20	10,000	9,783
Orange County California PO Revenue Bonds,
Zero Coupon, 9/1/14	95,000	64,442
Oregon State Local Governments GO Bonds,
Zero Coupon, 6/1/18	100,000	55,642
Oregon State School Boards Association GO Bonds:
Zero Coupon, 6/30/16	25,000	15,403
Zero Coupon, 6/30/18	30,000	16,438
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	25,000	12,244
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	10,000	9,727

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.90%, 9/1/28	$40,000	$39,805
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	40,000	40,266
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	14,534
Santa Cruz County California Redevelopment Agency Tax
Allocation Revenue Bonds, 5.50%, 9/1/20	40,000	40,051
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.36%, 8/1/16	40,000	39,939
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	41,112
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	14,202
5.442%, 7/1/50	10,000	9,471
Vigo County Indiana Industrial Redevelopment Authority
Revenue Bonds, 5.30%, 2/1/21	15,000	14,883
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	14,452
West Covina California Public Financing Authority General
Revenue Bonds, 6.05%, 6/1/26	40,000	40,416

Total Taxable Municipal Obligations (Cost $1,568,056)		1,574,142

U.S. Government Agencies and Instrumentalities - 27.9%
Federal Home Loan Bank Discount Notes, 4/2/07	2,700,000	2,699,625
Freddie Mac, 5.625%, 11/23/35	30,000	29,036

Total U.S. Government Agencies
and Instrumentalities (Cost $2,729,513)		2,728,661

U.S. Treasury - 25.0%
United States Treasury Bonds:
5.375%, 2/15/31	35,000	37,302
4.50%, 2/15/36	87,000	81,998
4.75%, 2/15/37	35,000	34,442
United States Treasury Notes:
5.125%, 5/15/16	909,000	939,821
4.625%, 2/15/17	1,350,000	1,347,047

Total U.S. Treasury (Cost $2,421,342)		2,440,610

Equity Securities - 0.3%	Shares	Value
Conseco, Inc., Preferred	1,250	$29,575

Total Equity Securities (Cost $31,000)		29,575

TOTAL INVESTMENTS (Cost $9,459,147) - 96.8%		9,465,183
Other assets and liabilities, net - 3.2%		316,361
Net Assets - 100%		$9,781,544

(e)     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006 and February 2007. This security is no longer accruing interest. The total interest due from this security, as of March 31, 2007 is $847. Subsequent to period end, $847 of accrued interest was written off.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
COPs: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	PO: Pension Obligation
IDA: Industrial Development Authority	SO: Special Obligation
LLC: Limited Liability Corporation

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

Assets
Investments in securities, at value (Cost $9,459,147) - see accompanying schedule	$9,465,183
Cash	296,764
Receivable for securities sold	332,308
Receivable for shares sold	35,444
Interest and dividends receivable	78,699
Other assets	8,280
Total assets	10,216,678

Liabilities
Payable for securities purchased	412,978
Payable to Calvert Asset Management Company, Inc.	2,618
Payable to Calvert Administrative Services Company	2,425
Payable to Calvert Shareholder Services, Inc.	156
Payable to Calvert Distributors, Inc.	2,021
Accrued expenses and other liabilities	14,936
Total liabilities	435,134
Net Assets	$9,781,544

Net Assets Consist of:
Paid-in capital applicable to 629,372 shares of beneficial interest, unlimited number of no par shares authorized	$9,668,638
Undistributed net investment income	761
Accumulated net realized gain (loss) on investments	106,109
Net unrealized appreciation (depreciation) on investments	6,036

Net Assets	$9,781,544

Net Asset Value Per Share	$15.54

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2007

Net Investment Income
Investment Income:
Interest income	$194,896
Dividend income (net of foreign taxes withheld of $23)	883
Total investment income	195,779

Expenses:
Investment advisory fee	14,894
Administrative fees	11,170
Transfer agency fees and expenses	15,580
Trustees' fees and expenses	261
Distribution plan expenses	9,308
Custodian fees	11,880
Accounting fees	626
Registration fees	7,622
Reports to shareholders	3,033
Professional fees	8,526
Miscellaneous	431
Total expenses	83,331
Reimbursement from Advisor	(33,534)
Fees paid indirectly	(3,254)
Net expenses	46,543
Net Investment Income	149,236

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	121,078
Futures	(5,695)
115,383

Change in unrealized appreciation (depreciation) on:
Investments	(47,550)
Futures	9,714
(37,836)

Net Realized and Unrealized Gain
(Loss)	77,547

Increase (Decrease) in Net Assets
Resulting From Operations	$226,783

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$149,236	$129,643
Net realized gain (loss) on investments	115,383	2,123
Change in unrealized appreciation (depreciation)	(37,836)	48,410

Increase (Decrease) in Net Assets
Resulting From Operations	226,783	180,176

Distributions to shareholders from:
Net investment income	(148,738)	(129,642)
Net realized gain	(6,911)	(39,373)
Total distributions	(155,649)	(169,015)

Capital share transactions:
Shares sold	5,917,614	3,899,676
Reinvestment of distributions	134,473	144,299
Redemption fees	181	1,854
Shares redeemed	(1,336,420)	(1,113,345)
Total capital share transactions	4,715,848	2,932,484

Total Increase (Decrease) in Net Assets	4,786,982	2,943,645

Net Assets
Beginning of period	4,994,562	2,050,917
End of period (including undistributed net investment income of $761 and $263, respectively)	$9,781,544	$4,994,562

Capital Share Activity
Shares sold	381,826	257,245
Reinvestment of distributions	8,697	9,567
Shares redeemed	(86,286)	(73,826)
Total capital share activity	304,237	192,986

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2004. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2007, no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 14.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund, is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $1,270 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,015 for the six months ended March 31, 2007. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $8,899,786 and $7,355,612, respectively. U.S. government security purchases and sales were $13,300,120 and $12,611,545, respectively.

The cost of investments owned at March 31, 2007 for federal income tax purposes was $9,461,358. Net unrealized appreciation aggregated $3,825, of which $74,626 related to appreciated securities and $70,801 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,802 at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2014.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2007, there were no interportfolio transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the six months ended March 31, 2007, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$981	5.85%	$44,625	October 2006

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005^
Net asset value, beginning	$15.36	$15.52	$15.00
Income from investment operations
Net investment income	.30	.58	.27
Net realized and unrealized gain (loss)	.19	.08	.52
Total from investment operations	.49	.66	.79
Distributions from:
From net investment income	(.30)	(.58)	(.27)
Net realized gain	(.01)	(.24)	--
Total distributions	(.31)	(.82)	--
Total increase (decrease) in net asset value	0.18	(.16)	.52
Net asset value, ending	$15.54	$15.36	$15.52

Total return*	3.24%	4.49%	5.29%**
Ratios to average net assets:A
Net investment income	4.01% (a)	4.04%	2.41% (a)
Total expenses	2.24% (a)	3.76%	6.82% (a)
Expenses before offsets	1.34% (a)	1.55%	1.51% (a)
Net expenses	1.25% (a)	1.25%	1.25% (a)
Portfolio turnover	350%	547%	931%
Net assets, ending (in thousands)	$9,782	$4,995	$2,051

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)      Annualized.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**     Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^     From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 6, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its benchmark and with that of other mutual funds deemed to be in its Lipper peer group by an independent third party in its report. This comparison indicated that for the one-year annualized period ended June 30, 2006, the Fund's performance was above the median of its peer group. The Fund underperformed its Lipper index for the same one-year annualized period. The Board considered management's discussion of the Fund's most recent performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and reimbursements) was below the median of its peer group and that total expenses (after waivers and reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund, noting that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted that the Advisor reimbursed expenses of the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's size and potential growth on its performance and expenses. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Fund's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor was likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee was reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement was in the interests of the Fund and its shareholders.

Calvert Long-Term Income Fund

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Branch Office
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Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds

CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

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March 31, 2007

Semi-Annual report

Calvert Ultra-Short
Floating Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
7

Statement of Net Assets
9

Statement of Operations
12

Statement of Changes in Net Assets
13

Notes to Financial Statements
14

Financial Highlights
19

Explanation of Financial Tables
20

Proxy Voting and Availability of Quarterly Portfolio Holdings
22

Basis for Board's Approval of Investment Advisory Contract
22

Dear Shareholder:

In the six months ended March 31, 2007, fixed-income investors received mixed signals about the economy. In an environment that sometimes seemed to feature an ideal combination of moderate economic growth and tame inflation, the U.S. Treasury yield curve stayed dramatically inverted in very short maturities. At the same time, the yield curve sloped upward from 5-year to 30-year maturities, producing an unusual situation where securities with maturities of less than one year offered higher yields than comparable securities of any other maturity.

The Lehman Brothers U.S. Credit Index, a commonly used benchmark for the U.S. bond market, gained 2.87% in the six-month period.

An Unusual Yield Curve

In the past, a flat or inverted yield curve (when interest rates for short-term securities are higher than for longer-term bonds) has typically preceded a recession, but we continue to see signs of U.S. economic growth continuing along its current trend with no expectation for recession. The Federal Reserve appears prepared to keep its benchmark short-term lending rate at 5.25% for an extended period of time. One factor that differentiates this economic cycle is the continued high demand for U.S. Treasury bonds from foreign investors, which has been holding down yields on longer-maturity issues denominated in U.S. dollars (a higher price translates to lower yield).

Another unusual aspect of the bond market has been the low compensation, measured in terms of additional yield compared with U.S. Treasury notes of comparable maturity, that the market has offered for owning corporate bonds. Yield spreads on corporate bonds, which entail some risk of default, have been at near-record low levels throughout most of the last six months. We anticipate that credit spreads will eventually widen and return to closer to their long-term averages.

Fixed-Income Expertise

In recognition of Calvert's expertise in managing fixed-income assets, Calvert Social Investment Fund Bond Portfolio Class I shares received a 2007 Lipper Fund Award for its three-year risk-adjusted returns relative to other corporate debt A-rated funds.1 The fund is managed by Calvert's taxable bond team, led by Greg Habeeb, who is responsible for overall portfolio strategy in all of Calvert's taxable fixed-income funds. This is the third time in the last four years that the fund has won the three-year Lipper award for its category.2

With more than 30 years of experience in managing fixed-income portfolios and over

$6 billion in fixed-income assets under management, Calvert has the depth of expertise needed to maximize returns in the current bond market.

Bond Funds a Portfolio Perennial

Because the correlation of their returns with the returns of equity funds have historically been low, bond funds are an important part of an investor's portfolio. The income from a fixed-income fund can also bolster the performance of your portfolio as a whole. To find out more about the advantages of bond funds, please talk to your financial advisor.

As always, thank you for your continued confidence in our investment products. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

April 2007

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sale in a given country are selected and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios.

The scores are subject to change every month and are calculated for the following periods: three-year, five-year, ten-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years. Source: Lipper Inc. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

2. The fund also won the Lipper Fund Award for three-year performance in 2004 and 2006.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Ultra-Short Floating Income Fund was launched on October 31, 2006, with Calvert Asset Management Company, Inc. (CAMCO) at the helm. The Fund seeks to provide positive returns under all market conditions and interest-rate environments. It uses a relative-value approach to invest primarily in a mix of floating-rate securities and fixed securities with durations of one year or less. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

CAMCO believes that ultra-short-term securities (with a duration of less than one year) have an attractive risk/reward profile because they may offer significant income advantages over money-market securities with only modest additional risk. The Fund seeks to maximize that potential by applying a relative-value approach to a wide variety of ultra-short-term investments. Like the rest of the Calvert fixed-income funds, this strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we seek to manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality.

Since inception, the Fund (A shares at NAV)* has returned 2.08% versus the benchmark Lehman Short Treasury 9-12 Month Index at 1.98%.

Investment Climate

A continued slowdown in the housing sector continued to drag on U.S. economic growth. One positive has been steady job creation, which kept the unemployment rate at a low 4.4% as of March 2007. But while the pace of inflation finally slowed during the last part of 2006, the core inflation rate of 2.3% remained a bit above the Fed's comfort zone.1

The Federal Reserve (Fed) has kept the target Fed funds rate unchanged since August 2006 at 5.25%. Interest rates on money-market instruments, including the three-month Treasury bill, slightly increased during the five months the Fund has been in operation, and stood at 5.04% as of March 31, 2007. Yields on shorter-term securities (those maturing in one year or less) also rose slightly during this time, and ended up offering higher yields than longer-term bonds (maturing in 10 years or more)--creating an inverted yield curve.

Global financial markets were shaken in late February, as rising risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. One cause was the turmoil in the U.S. subprime mortgage industry--companies that make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages. As a result, an estimated 55 subprime lenders have gone out of business since late 2006.2

Portfolio Strategy

The inverted yield curve has made very short-term securities with fixed coupons attractive. We also anticipate that inflation concerns and steady economic growth will push yields higher, so the Fund continues to buy floating-rate securities, which have coupons (interest rates) that reset periodically (weekly or quarterly, for example). These securities can benefit the portfolio if increases occur in short-term rates, such as the Fed funds rate. The Fund's average duration was less than 2 months as of March 31, 2007.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe that the housing slowdown will continue to be a drag on overall economic growth this year. To date, the fallout from the subprime mortgage market has had a limited effect on investor psychology, and overall access to borrowing remains good.

Consumer price inflation (CPI) is reasonably in line with past levels and inflation expectations remain low--yet the rate still lingers above the Fed's comfort zone. This sticky inflation, combined with a slowing economy, will make it hard for the Fed to do anything. In fact, the Fed indicated in March that it was less biased toward raising the target rate. This sets the stage for neutral monetary policy later this year--giving the Fed the flexibility to either raise or lower interest rates as economic conditions warrant.

Looking ahead, we believe the Fund is well-positioned to benefit from the economic and bond-market environment.

April 2007

1. Core Personal Consumption Expenditures (PCE) deflator data available through January 2007.

2. Source: www.mortgageimplode.com.

Portfolio Statistics

March 31, 2007

Investment Performance
(total return at NAV*)
Inception
(10/31/06)
Through
3/31/07
Class A	2.08%
Lehman Short Treasury 9-12 Month Index**	1.98%
Lipper Ultra-Short Obligations Funds Average**	2.03%

Maturity Schedule
Weighted Average
3/31/07
50 days

SEC Yield
30 days ended
3/31/07
4.42%

% of total
Economic Sectors	investments
Asset Backed Securities	18.8%
Banks	1.7%
Brokerages	4.8%
Financials	17.3%
Industrial	13.0%
Industrial - Finance	6.6%
Municipal Obligations	8.7%
Real Estate Investment Trusts	1.3%
Special Purpose	6.7%
U.S. Government Agency Obligations	9.9%
U.S. Treasury	1.3%
Utilities	9.9%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 1.25% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (inception date October 31, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
	10/31/06*	3/31/07	10/31/06 - 3/31/07
Actual	$1,000.00	$1,020.80	$4.48
Hypothetical	$1,000.00	$1,020.49	$4.48
(5% return per year before expenses)

*Inception date 10/31/06.

** Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 152/365.

Statement of Net Assets
March 31, 2007
	Principal
Corporate Bonds - 72.1%	Amount	Value
American Express Co, 5.462%, 12/1/33 (r)	$60,000	$60,068
BleachTech LLC/LDJ Seville Ltd. VRDN, 5.38%, 11/1/35 (r)	35,000	35,000
CBS Corp., 5.625%, 5/1/07	50,000	50,000
CIT Group, Inc.:
5.58%, 9/20/07 (r)	40,000	40,045
5.475%, 3/12/10 (r)	30,000	29,983
Clinic Building LLC VRDN, 5.38%, 2/1/23 (r)	35,000	35,000
College Loan Corp. Trust, 5.31%, 3/1/42 (e)(r)	50,000	50,000
Collegiate Funding Services Education Loan Trust I:
5.30%, 3/1/42 (r)	50,000	50,141
5.299%, 12/28/43 (r)	50,000	50,141
5.29%, 12/28/43 (r)	50,000	50,141
Countrywide Financial Corp.:
5.44%, 10/31/07 (r)	40,000	39,999
5.44%, 2/28/08 (r)	25,000	24,999
Credit Suisse First Boston USA, Inc., 5.46%, 4/5/07 (r)	60,000	60,000
DaimlerChrysler NA Holding Corp., 5.69%, 3/13/09 (r)	50,000	49,997
DiGerinomo Aggregates LLC VRDN, 5.38%, 1/1/15 (r)	35,000	35,000
Dominion Resources, Inc.:
5.65%, 9/28/07 (r)	50,000	50,028
5.556%, 11/14/08 (r)	25,000	24,999
Ferriot, Inc. VRDN, 5.38%, 4/1/20 (r)	50,000	50,000
FMG Finance Ltd., 9.36%, 9/1/11 (e)(r)	25,000	26,250
Ford Motor Credit Co., 9.81%, 4/15/12 (r)	50,000	52,562
General Motors Acceptance Corp.:
6.15%, 4/5/07	50,000	49,999
6.31%, 7/16/07 (r)	50,000	50,013
Goldman Sachs Group, Inc., 5.54%, 2/6/12 (r)	50,000	49,913
GS Auto Loan Trust, 2.65%, 5/16/11	21,713	21,501
HRPT Properties Trust, 5.95%, 3/16/11 (r)	30,000	29,999
HSBC Finance Corp., 5.836%, 2/15/08	25,000	25,114
iStar Financial, Inc.:
5.738%, 3/3/08 (r)	30,000	30,047
5.69%, 3/9/10 (r)	25,000	24,998
Johnson Controls, Inc., 5.59%, 1/17/08 (r)	50,000	50,061
Melair Associates LLC VRDN, 5.72%, 9/1/34 (r)	40,000	40,000
Nationwide Life Global Funding , 5.44%, 9/28/07 (e)(r)	40,000	40,007
Nelnet Education Loan Funding Inc, 5.27%, 7/1/43 (r)	50,000	50,140
NextSTUDENT Master Trust I, 5.30%, 6/1/41 (e)(r)	50,000	50,000
Pepco Holdings, Inc., 5.985%, 6/1/10 (r)	25,000	24,966
Residential Capital Corp., 6.725%, 6/29/07 (r)	60,000	60,059
SABMiller plc, 5.66%, 7/1/09 (e)(r)	25,000	25,080
SLM Corp., 5.58%, 7/25/07 (r)	50,000	50,017

	Principal
Corporate Bonds - Cont'd	Amount	Value
Suntrust Bank, 5.44%, 4/2/08 (r)	$15,000	$15,015
TXU Electric Delivery Co., 5.725%, 9/16/08 (e)(r)	50,000	50,042
TXU Energy Co LLC, 5.85%, 9/16/08 (e)(r)	30,000	29,999
Vodafone Group PLC, 5.64%, 2/27/12 (r)	50,000	50,020
Xstrata Finance Dubai Ltd., 5.71%, 11/13/09 (e)(r)	60,000	59,632

Total Corporate Bonds (Cost $1,740,155)		1,740,975

Taxable Municipal Obligations - 12.9%
CIDC-Hudson House LLC New York Revenue Bonds, 5.55%,
12/1/34 (r)	50,000	50,000
Middletown New York IDA Revenue Bonds, 5.55%, 6/1/15 (r)	50,000	50,000
North Carolina State Education Assistance Authority Revenue
Bonds, 5.25%, 7/1/28 (r)	60,000	60,000
Portage Indiana Economic Development Revenue VRDN, 5.45%,
3/1/20 (r)	50,000	50,000
South Carolina Student Loan Corp. Revenue Bonds, 5.269%,
9/4/46 (r)	50,000	50,000
SunAmerica Trust Various States VRDN, 5.57%, 7/1/41 (r)	50,000	50,000

Total Taxable Municipal Obligations (Cost $310,000)		310,000

U.S. Government Agencies
and Instrumentalities - 9.5%
Federal Home Loan Bank, 4.37%, 5/4/07 (r)	30,000	30,000
Federal Home Loan Bank Discount Notes, 4/2/07	200,000	199,972

Total U.S. Government Agencies
and Instrumentalities (Cost $229,917)		229,972

U.S. Treasury - 1.2%
United States Treasury Notes, 2.75%, 8/15/07	30,000	29,742

Total U.S. Treasury (Cost $29,745)		29,742

TOTAL INVESTMENTS (Cost $2,309,817) - 95.7%		2,310,689
Other assets and liabilities, net - 4.3%		104,230
Net Assets - 100%		$2,414,919

Net Assets Consist of:
Paid-in capital applicable to 160,458 shares of beneficial interest, unlimited number of no par shares authorized		$2,407,945
Undistributed net investment income		277
Accumulated net realized gain (loss) on investments		5,825
Net unrealized appreciation (depreciation) on investments		872

Net Assets		$2,414,919

Net Asset Value Per Share		$15.05

(e)      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

IDA: Industrial Development Authority
LLC: Limited Liability Corporation
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
From Inception (October 31, 2006) Through March 31, 2007
Net Investment Income
Investment Income:
Interest income	$47,078
Total investment income	47,078

Expenses:
Investment advisory fee	2,744
Administrative fees	2,286
Transfer agency fees and expenses	734
Distribution plan expenses	2,286
Contract services	7,170
Trustees' fees and expenses	53
Custodian fees	7,745
Accounting fees	149
Registration fees	9,631
Reports to shareholders	755
Professional fees	8,470
Miscellaneous	458
Total expenses	42,481
Reimbursement from Advisor	(32,928)
Fees paid indirectly	(1,414)
Net expenses	8,139

Net Investment Income	38,939

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	5,825

Change in unrealized appreciation (depreciation)	872

Net Realized and Unrealized Gain
(Loss) on Investments	6,697

Increase (Decrease) in Net Assets
Resulting From Operations	$45,636

See notes to financial statements.

Statement of Changes in Net Assets
From Inception
(October 31,
2006)
Through
March 31,
Increase (Decrease) in Net Assets	2007
Operations:
Net investment income	$38,939
Net realized gain (loss) on investments	5,825
Change in unrealized appreciation (depreciation)	872

Increase (Decrease) in Net Assets
Resulting From Operations	45,636

Distributions to shareholders from:
Net investment income	(38,662)
Total distributions	(38,662)

Capital share transactions:
Shares sold	2,374,621
Reinvestment of distributions	38,644
Redemption fees	1
Shares redeemed	(5,321)
Total capital share transactions	2,407,945

Total Increase (Decrease) in Net Assets	2,414,919

Net Assets
Beginning of period	--
End of period (including undistributed net investment income of $277)	$2,414,919

Capital Share Activity
Shares sold	158,239
Reinvestment of distributions	2,572
Shares redeemed	(353)
Total capital share activity	160,458

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Ultra-Short Floating Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on October 31, 2006. Class A shares of the Fund are sold with a maximum front-end sales charge of 1.25%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2007, no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund's average daily net assets, and .29% of all assets above $1 billion. Under the terms of the agreement, $601 was payable at period end. In addition, $3,858 was receivable from the Advisor for reimbursement of operating expenses paid during March 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. The contractual expense cap is .89%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets. Under the terms of the agreement, $501 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund, is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A. Under the terms of the agreement, $501 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $42 for the period ended March 31, 2007. Under the terms of the agreement, $12 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $3,261,430 and $1,818,632, respectively. U.S. government security purchases and sales were $140,489 and $140,850, respectively.

The cost of investments owned at March 31, 2007 for federal income tax purposes was $2,309,817. Net unrealized appreciation aggregated $872, of which $1,656 related to appreciated securities and $784 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended March 31, 2007 there were no interportfolio transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the period ended March 31, 2007.

Financial Highlights
Period Ended
March 31,
Class A Shares	2007^
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.26
Net realized and unrealized gain (loss)	.05
Total from investment operations	.31
Distributions from:
From net investment income	(.26)
Total distributions	(.26)
Total increase (decrease) in net asset value	0.05
Net asset value, ending	$15.05

Total return*	2.08%
Ratios to average net assets:A
Net investment income	4.26% (a)
Total expenses	4.64% (a)
Expenses before offsets	1.04% (a)
Net expenses	.89% (a)
Portfolio turnover	291%
Net assets, ending (in thousands)	$2,415

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)      Annualized.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

^      From October 31, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on June 7, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, voted to approve an amendment to the Investment Advisory Agreement between The Calvert Fund and the Advisor that would add the Fund to the Investment Advisory Agreement.

In evaluating the amended Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the amended Investment Advisory Agreement.

In the course of its deliberations regarding the amended Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the investment performance of other mutual funds for which the Advisor currently acted as investment adviser; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; fee and expense information for comparable funds; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Fund; the effect of the Fund's potential growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the amended Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other data, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account its familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Advisor's comparable performance with similarly managed funds, the Board noted the Advisor's long-term performance record with respect to other funds managed by the Advisor.

In considering the Fund's fees and expenses, the Board compared the Fund's proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund's estimated total expenses for its Class A shares would be above the median total expenses of certain comparable funds as selected by the Advisor in its report to the Board. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the services to be provided to the Fund by the Advisor and the other factors considered.

In reviewing the estimated profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates would be providing shareholder servicing and administrative services to the Fund for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Fund. The Board noted that the Advisor had agreed to reimburse expenses of the Fund above a certain asset level. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's potential size and growth on its performance and expenses. The Board took into account that the proposed advisory fee schedule for the Fund contained breakpoints that would reduce the advisory fee rate on assets above specified levels. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In approving the amended Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the amended Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained an appropriate compliance program; (c) the Advisor's investment strategy was appropriate for pursuing the investment objectives of the Fund; and (d) the Fund's proposed advisory fee was reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that approval of the amended Investment Advisory Agreement was in the interests of the Fund and its shareholders.

Calvert Ultra-Short
Floating Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending September 30, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date:	June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: June 1, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: June 1, 2007